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EXECUTIVES NEED.  FROM QUICK CONSULTING TO       1998 ANNUAL REPORT
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

www.findsvp.com


CLIENTS ONLY
FIND/SVP's more than 14,000 cardholders can gain instant access to a range of services and special offers in this exclusive client module.

BECOME A CLIENT
With a constant flow of traffic to our site, this section allows visitors to connect with a knowledgeable sales rep who can explain the benefits of our retainer programs.

REQUEST RESEARCH
Expert advice on any topic is available with one click. From fast answers to market briefs and analysis, our worldwide consultants are ready.

KEEP ME POSTED
Indicate topics that interest you and FIND/SVP will notify you when a new service becomes available. It's free to our visitors.

SEARCH
Find anything you need on our site in a second by using this simple keyword search.

ABOUT FIND/SVP
Learn about our services, industries we serve, our international research capabilities, employment opportunities and much more!

SVP NETWORK
Our 30-year affiliation with this global network enables visitors to benefit from our wealth of expertise and resources in the U.S or U.K. and from Switzerland to South Korea.


[GRAPHIC OMITTED]
FIND/SVP'S OFFICE OF MANAGING DIRECTORS
Eric Cachart, Andrew P. Garvin,
Brigitte de Gastines and Jean-Louis Bodmer

ABOUT THE COVER:
Our Web site is a find for busy executives who need help now. Custom modules provide solutions to clients and prospects alike.


PORTIONS  COPYRIGHT  NETSCAPE  COMMUNICATIONS  CORPORATION,   1999.  ALL  RIGHTS
RESERVED. NETSCAPE, NETSCAPE NAVIGATOR AND THE NETSCAPE N LOGO, ARE REGISTERED TRADEMARKS OF NETSCAPE IN THE UNITED STATES AND OTHER COUNTRIES.

TO OUR SHAREHOLDERS:


Focus. Teamwork. Service.
     This is the promise we make to our clients, our shareholders as well as ourselves, every day. With every member of management and each employee dedicated to this combination, we returned the Company to profitability and laid the groundwork for the years ahead.
     During 1998, we focused on the Company's financial health by diligently managing costs and by completing the sale of our Publishing assets, which had not measured up to our expectations. This allowed us to focus squarely on the core business. Working closely with SVP International, our licensor, and SVP, S.A., its affiliate, (SVP Group), we set a new standard for teamwork within the global system. By sharing talents and know-how amongst the entire SVP Network we provide intelligent advice and guidance on business issues to busy executives.
     To ensure we are meeting our clients' expectations, we continually assess and address market developments. The technological changes and resulting evolution of the consulting, business advisory and market intelligence industries have forever changed the operational landscape for executives worldwide. There is an exponential increase in the "need to know."
     However, we knew to truly capitalize on these new trends, we first had to focus on profits. So last year, we worked hard to realign our cost structure with our revenues. The work paid off. In 1998, FIND/SVP's pre-tax income rose to $961,000 as compared to a pre-tax loss of $3,748,000 in 1997. In addition to the return to profitability, FIND/SVP increased its financial strength and durability. We reported significant increases in cash, working capital and shareholder equity while reducing our debt.
     The management of FIND/SVP continues to focus on building a stronger, growing organization, as we believe this is the most effective way to increase shareholder value.
     A more detailed discussion of the financial results and financial position of the Company as reported in the Form 10K follows this letter.


INTERNATIONAL GROWTH
The bond with the SVP Group was reflected in the Company's recent progress. The additional equity investment by SVP, S.A., which increased the Group's ownership to 37 percent of the outstanding common shares from 18.7 percent, reinforced its confidence in FIND/SVP and the U.S. market.
     More importantly, we have created a highly skilled team consisting of the management of FIND/SVP and the SVP Group. During 1998, Brigitte de Gastines, President of SVP International, was elected as Chairperson of the Board of Directors of FIND/SVP. In addition, a new Office of Managing Directors (OMD) of the Company was created which includes Brigitte and I, as well as Jean Louis Bodmer, Vice President Finance and New Technologies of SVP, S.A. and Eric Cachart, Vice President Development and Client Services of SVP, S.A.
     With an alliance that spans three decades as a background, we now work side by side with the SVP Group to share market experiences, service and staffing models as well as product development and positioning strategies. The common goal is to provide a global service that helps executives make decisions and improve performance by providing them with quick, expert consultations, research and advice. Our relationship with the SVP Group will enable us to truly internationalize our business.
     FIND/SVP's Strategic Consulting and Research Group and the SVP network are working to develop ways to provide in-depth intelligence on the U.S. market potential of foreign entities' products and services. In the not so distant future, we expect to see significant growth in FIND/SVP revenues as a result of this effort.
     Teamwork has also been a focal point internally at FIND/SVP. We are working together to ensure that we offer the best service -- one that delivers efficiency, accuracy, and relevance. At a time when executives are expected to respond to market changes in seconds, a quick custom service is more vital now than ever before. The ability to discuss an issue with a knowledgeable expert is what busy executives need.


CAPITALIZING ON THE INTERNET
FIND/SVP has two major initiatives for 1999 that will enable us to meet this market challenge.
     The first, which is currently being test-marketed, is to change our retainer service offer. Successfully launched by SVP in France at the end of 1998, the new program encourages greater use of the Company's services on a global basis and is more tailored to the needs of different client groups. The sales and marketing efforts are going through a worldwide coordination during 1999 to address the impacts on the prospecting, consulting and after-sales activities.
     An additional aspect of our focus on improving the service includes developing ways in which current clients can more easily interact with our experts. The enhanced "Clients Only" module on our Web site, which is shown on the cover of this report, allows our 14,865 cardholders representing 2,024 corporations (as of December 31, 1998) to ask us questions and sign up for new services in an instant. FIND/SVP has also licensed the real-time chat technology provided by LivePerson to enable all visitors to our Web site to receive an immediate reception and dialogue with our staff.
     The second corporate initiative for 1999 involves bringing the power of human assistance to the Internet for businesses and consumers. By placing "Help" icons and banners on business and research-oriented Web sites, we will increase the traffic at our site. Plans are underway to enable visitors to be introduced to our service by enabling them to pose any question and receive a customized answer for a fixed price. Through our experience in answering 100,000 questions a year combined with the power of the Internet, FIND/SVP can introduce its services to a larger business audience than through its current personal sales methods.
     FIND/SVP also believes the Internet will enable us to reach the consumer market with our services at an unprecedented level. In recent weeks, serious discussions have been held with a number of high profile organizations, who, in order to stimulate further use of their sites and build brand loyalty, would have an "Ask Us" icon on their homepage. Users of these sites would then be able, through this custom FIND/SVP helpdesk service, to get answers to questions. The operator of the site would be FIND/SVP's customer paying for the service on an exclusive category basis. The service can be rendered through e-mail, live chat or telephone.
     When you think of the number of sites there are serving the consumer markets and how the addition of the ability for the visitor to access expert help might increase site loyalty, the opportunity for FIND/SVP becomes very dramatic. SVP has been providing similar "Ask Us" services via a phone helpline for years.
     With our continued focus on the core business and global teamwork to ensure we provide a quality service that meets the market demands of the new millennium, we believe FIND/SVP is positioned to grow well beyond 1998 levels and is now poised for an exciting future.


Sincerely,


/s/ Andrew P. Garvin

Andrew P. Garvin
Chief Executive Officer

FINANCIAL TABLE OF CONTENTS


     SELECTED FINANCIAL DATA ................................................. 4

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
     FINANCIAL CONDITION AND RESULTS OF OPERATIONS ........................... 5

     CONSOLIDATED BALANCE SHEETS .............................................14

     CONSOLIDATED STATEMENTS OF OPERATIONS ...................................15

     CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY .........................16

     CONSOLIDATED STATEMENTS OF CASH FLOWS ...................................17

     NOTES TO CONSOLIDATED STATEMENTS ........................................18

     INDEPENDENT AUDITORS' REPORT ............................................30

     MARKET FOR THE COMPANY'S COMMON EQUITY
     AND RELATED STOCKHOLDER MATTERS .........................................31

SELECTED FINANCIAL DATA


The following financial data set forth below is derived from the consolidated financial statements of the Company.


                                                                          Years Ended December 31,
                                                  --------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                                 1998           1997           1996           1995           1994
----------------------------------------------------------------------------------------------------------------------------
Statements of Operations
Revenues                                          $   28,175      $  32,027      $  30,525      $  28,606      $  24,357
Operating Income (Loss)                                1,329         (3,136)          (824)         1,050          1,144
Net Income (Loss)                                        756         (2,852)          (719)           476            673
Net Income (Loss) Per
   Common and Common Stock
   Equivalent Share
      Basic                                              .11           (.43)          (.11)           .08            .11
      Diluted                                            .11           (.43)          (.11)           .07            .10
Weighted Average Number
   of Common and Common Stock
   Equivalent Shares Outstanding
      Basic                                            7,094          6,593          6,434          6,217          6,198
      Diluted                                          7,100          6,593          6,434          6,672          6,660
Cash Dividends Declared Per Common Share                  --             --             --             --             --
============================================================================================================================

                                                                                 December 31,
                                                  --------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                                 1998           1997           1996           1995            1994
----------------------------------------------------------------------------------------------------------------------------
Balance Sheet Data
Working Capital                                   $    2,569      $   1,016      $   3,930      $   3,854      $   2,796
Total Assets                                          11,704         12,481         12,946         11,445          9,705
Long-Term Indebtedness
   excluding amounts currently payable                 3,307          3,801          3,826          2,896          1,191
Shareholders' Equity                                   2,988          1,218          4,059          4,659          4,160
============================================================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULT OF OPERATIONS


RESULTS OF OPERATIONS


GENERAL
FIND/SVP, Inc. provides a broad consulting, advisory and business intelligence service to executives and other decision-making employees of client companies, primarily in the United States. The Company currently operates primarily in one business segment, providing consulting and business advisory services including: the Quick Consulting and Research Service ("QCS") which provides retainer clients with access to the expertise of the Company's staff and information resources; and the Strategic Consulting and Research Group ("SCRG") which provides more extensive, in-depth custom market research and competitive intelligence information, as well as customer satisfaction and loyalty programs. Prior to the third quarter of 1998, the Company had one additional significant operating segment, Published Research Products. The Company considers its QCS and SCRG service businesses, which operate as "consulting and business advisory" businesses, to be its core competency.
     As such, during July 1998, the Company completed the sale of substantially all of the assets of its FIND/SVP Published Products, Inc. subsidiary ("Published Research"). In consideration of the sale the Company received $1,250,000 in cash ($250,000 was received on June 29, 1998 and $1,000,000 was received on July 2, 1998), a promissory note bearing interest at 8% per annum in the principal amount of $550,000 and the purchaser assumed certain liabilities in the amount of $85,000. The Company recorded a gain of $20,000 from this transaction. During 1997, the Company recorded an impairment loss related to the aforementioned assets of $1,047,000. Additionally, during the fourth quarter of 1997, the Company sold the assets of its Emerging Technologies Research Group ("ETRG"), a division of Published Research. In consideration of the sale, the Company received a two year $125,000 note bearing interest at 10%. The Company recorded a $28,000 loss related to this sale. The revenues derived from the assets sold accounted for 9%, 19% and 20% of the Company's total revenues during 1998, 1997 and 1996, respectively.


     During the year ended December 31, 1998, the Company reduced operating expenses, which was further enhanced by the sale of the majority of assets in Published Research. Accordingly, there was a reduction in direct costs as a percentage of revenues to 50.6% for the year ended December 31, 1998, as compared to 57.5% for the year ended December 31, 1997. Additionally, selling, general and administrative expenses were 43.5% of revenues for the year ended December 31, 1998, versus 47.0% for the year ended December 31, 1997.
     The Company had operating income of $1,329,000 for the year ended December 31, 1998. This compares favorably to an operating loss of $3,136,000 for the year ended December 31, 1997. The net income for the year ended December 31, 1998 was $756,000 versus a $2,852,000 net loss for the year ended December 31, 1997.
     During the year ended December 31, 1998, the Company's cash flow from operating activities provided $2,166,000 versus cash flow from operating activities of $236,000 for the year ended December 31, 1997. This, coupled with a $1,000,000 capital stock investment from SVP, a major shareholder of the Company, received during the first quarter of 1998 ($250,000 of which was originally issued as a convertible note), enabled the Company to pay down its Commercial Revolving Promissory Note with State Street Bank and Trust Company during the first quarter of 1998 to zero from $1,249,000 as of December 31, 1997. As of December 31, 1998, the balance outstanding remains at zero. Further, the Company's cash balance has improved to $2,307,000 as of December 31, 1998 versus $139,000 at December 31, 1997.


SEGMENT REPORTING
During 1998, 1997 and 1996 the Company operated primarily in two business segments in accordance with Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosure about Segments of an Enterprise and Related Information." The operating segments were: (i) Consulting and Business Advisory ("CBA") which consists of QCS and SCRG; and (ii) Published Research Products ("PRP"), which consisted of Published studies, ETRG and various Newsletters.

In accordance with SFAS No. 131, the Company is disclosing the results of the operating segments for each of the three years below.

                                                                        Years Ended December 31,
(AMOUNTS IN THOUSANDS)                               1998                           1997                       1996
-----------------------------------------------------------------------------------------------------------------------------------
                                                         percent                        percent                    percent
                                                     $   of total                   $   of total               $   of total
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Consulting and Business Advisory                10,999       94.0              10,594       84.9           8,234       63.6
Published Research Products                        705        6.0               1,887       15.1           4,326       33.4
All Other                                           --        0.0                  --        0.0             386        3.0
                                              -------------------------------------------------------------------------------------
Total Net Assets                                11,704      100.0              12,481      100.0          12,946      100.0

REVENUES
Consulting and Business Advisory                25,456       90.3              25,959       81.0          24,168       79.2
Published Research Products                      2,719        9.7               6,018       18.8           6,327       20.7
All Other                                           --        0.0                  50        0.2              30        0.1
                                              -------------------------------------------------------------------------------------
Total Revenues                                  28,175      100.0              32,027      100.0          30,525      100.0

OPERATING INCOME (LOSS)
Consulting and Business Advisory                 1,313       98.8                (165)       5.3             914     (110.9)
Published Research Products                         16        1.2              (2,295)      73.2          (1,739)     211.0
All Other                                           --        0.0                (676)      21.5               1       (0.1)
                                              -------------------------------------------------------------------------------------
Total Operating Income (Loss)                    1,329      100.0              (3,136)     100.0            (824)     100.0

DEPRECIATION AND AMORTIZATION
INCLUDED ABOVE
Consulting and Business Advisory                 1,002       91.3                 885       77.2             764       78.4
Published Research Products                         96        8.7                 238       20.7             210       21.6
All Other                                           --        0.0                  24        2.1              --        0.0
                                              -------------------------------------------------------------------------------------
Total Depreciation and Amortization              1,098      100.0               1,147      100.0             974      100.0


PRODUCT AND SERVICE REVENUES
The Company's revenues decreased by $3,852,000, or 12.0%, from $32,027,000 in 1997 to $28,175,000 in 1998 and increased by $1,502,000, or 4.9%, from
$30,525,000 in 1996 to $32,027,000 in 1997. The decrease from 1997 to 1998 was primarily due to the sale of assets from PRP completed during the third quarter of 1998 and the fourth quarter of 1997, coupled with a decline in revenues in SCRG. The increase from 1996 to 1997 was due to revenue increases in QCS and SCRG, partially offset by a decline in PRP revenues.
     QCS revenues grew by $197,000, or 1.0%, from $20,516,000 in 1997 to
$20,713,000 in 1998 and by $798,000, or 4.0%, from $19,718,000 in 1996 to
$20,516,000 in 1997. The increase from 1997 to 1998 was due to an increase in the average retainer fee paid per client, partially offset by a reduction in the number of clients. During 1998, the Company experienced a reduction in the number of retainer clients of 10.7%, and a reduction in the retainer base (monthly fees billed to clients) of 8.4%. The reduction in the retainer base was primarily due to an increase in the number of rate reductions granted to clients based on their recent usage history, coupled with a slow-down in new retainer sales during 1998, as compared to recent years. The slow down in sales was primarily due to staff turnover in the Business Development area which was experienced throughout 1998. The reduction in the retainer base began during the third quarter of 1998, and this is the first time that there has been a reduction in the retainer base during a full calendar year period. The Company believes it has the staff turnover in this area under control, but anticipates a continued decline in the retainer base through at least the second quarter of 1999. Until this trend is reversed, and the retainer base is brought back to previous levels, the Company expects revenue declines in QCS on a quarter to quarter basis. The increase from 1996 to 1997 was due to an increase in the average retainer fee paid per client.
     SCRG revenues decreased $700,000, or 12.9%, from $5,443,000 in 1997 to $4,743,000 in 1998 and increased by $993,000, or 22.3%, from $4,450,000 in 1996 to $5,443,000 in 1997. The decrease from 1997 to 1998 was due to a significant fall-off in revenue in the third and fourth quarters of 1998, as compared to the like quarters in 1997, primarily due to staff turnover, which affected the marketing efforts of SCRG. The increase in revenues from 1996 to 1997 was primarily due to an increase in the number of assignments and their average size as compared to 1996.
     During the fourth quarter of 1998, staff turnover in SCRG slowed and the Company believes it has the staff turnover in this area under control. However, the Company anticipates reduced revenues during at least the first two quarters of 1999, as compared to the like quarters of 1998. The Customer Satisfaction and Loyalty Division accounted for 28.9%, 15.7% and 17.8% of SCRG's revenue for 1998, 1997 and 1996, respectively.
     Revenues of PRP (excluding newsletters) decreased $3,282,000, or 56.2%, from $5,839,000 in 1997 to $2,557,000 in 1998 and $210,000, or 3.5%, from
$6,049,000 in 1996 to $5,839,000 in 1997. The decrease from 1997 to 1998 was due to the sale of virtually all PRP assets which was completed in the third quarter of 1998. The decrease from 1996 to 1997 was primarily due to lower revenues from ETRG which was sold during the fourth quarter of 1997, coupled with reduced print sales of published studies, partially offset by increased revenues from third-party on-line vendors.
     The Company operates a small newsletter publishing business within PRP. However the newsletters that are produced generated less than 1% of the Company's revenues in 1998, 1997 and 1996. All except one newsletter was included in the sale of assets during the second quarter of 1998.


DIRECT COSTS
Direct costs decreased by $4,139,000, or 22.5%, from $18,402,000 in 1997 to $14,263,000 in 1998 and increased by $1,053,000, or 6.1%, from $17,349,000 in
1996 to $18,402,000 in 1997. Direct costs represented 50.6%, 57.5% and 56.8% of revenues, respectively, in 1998, 1997 and 1996. The decrease in total direct cost and direct cost as a percentage of revenues from 1997 to 1998 was primarily due to the aforementioned sale of the Published Research assets, coupled with a general reduction in direct operating expenses. The general reduction in direct operating expenses was primarily due to the restructuring during the first quarter of 1998, which eliminated certain full-time direct labor. The increase in total direct cost and direct cost as a percentage of revenues from 1996 to 1997 reflected direct costs from new service offerings in PRP (the assets of which were sold during the fourth quarter of 1997), coupled with the planned expansion of the Company's core competencies.


SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
Selling, general and administrative expenses decreased by $2,797,000, or 18.6%, from $15,059,000, or 47.0% of revenues, in 1997 to $12,262,000, or 43.5% of revenues, in 1998 and increased by $1,861,000, or 14.1%, from $13,198,000, or
43.2% of revenues, in 1996 to $15,059,000, or 47.0% of revenues, in 1997. The decrease from 1997 to 1998 was primarily due to reduction in labor in the general and administrative area and reduced sales labor, primarily due to turnover, coupled with reduced sales commissions during 1998. The increase from 1996 to 1997 was due to the investment in sales and promotional efforts to generate incremental revenues in accordance with the Company's growth plans and to support the planned growth of the operating units.
     The Company's lease for its main premises includes scheduled rent increases over the 15-year lease term. Financial Accounting Standards Board Statement No. 13 ("FASB No. 13") requires that rent expense under these circumstances be recognized on a straight-line basis. Accordingly, rent expense will exceed the amount actually paid in the first third of the lease, will be approximately equal to the amount actually paid in the middle third of the lease and will be less than the amount actually paid in the final third of the lease. Partly as the result of the lease renegotiations in 1992, which extended the lease term for three additional years with a reduced base rent for those years, rent payable exceeded rent expense by $186,000 in 1998 for the main premises. The Company's lease for additional premises includes scheduled rent increases over the 10-year lease term. As a result, rent expense exceeded rent payable by $46,000 in 1998 for the additional premises. In 1998, 1997 and 1996, total accrued rent payable decreased by $147,000, $85,000 and $71,000, respectively. See Note 3 of Notes to Consolidated Financial Statements.


SALE OF PUBLISHED RESEARCH AND ETRG AND ASSET DISPOSAL
On July 2, 1998, the Company completed the sale of substantially all of the assets of FIND/SVP Published Products, Inc. ("Published Research") subsidiary pursuant to an Asset Purchase Agreement dated as of June 26, 1998. The Company recorded a $20,000 gain related to this sale. The assets included, among other things, the tangible and intangible assets, properties, rights and business of Published Research relating to the following product lines: (i) FIND/SVP Market Intelligence Reports; (ii) Packaged Facts Market Intelligence Reports; (iii) Specialists in Business Information Market Intelligence Reports; (iv) MarketLinks; (v) Ice Cream Report: The Newsletter for Ice Cream Executives; (vi) How to Find Market Research Online; (vii) Analyzing Your Competition; (viii) Finding Business Research on the Web; and (ix) ShareFacts. The Company received, in consideration of the sale, $1,250,000 in cash ($250,000 was received on June 29, 1998, and $1,000,000 was received on July 2, 1998), a Promissory Note (the "Note") in the amount of $550,000 and the purchaser assumed certain liabilities in the amount of $85,000. The Note bears interest at a rate of 8% per annum and is payable in four equal annual installments commencing June 26, 1999. Interest is payable annually with each installment of principal. The Company was granted a purchase money security interest in the assets, which is subordinate to a security interest in assets held by a lender of the purchaser. The Note is guaranteed by a principal of the purchaser. Prior to the sale, during 1998, revenues from the assets sold were $2,522,000.
     During the fourth quarter of 1997, the Company sold certain assets held in ETRG, a division of Published Research. The Company recorded a $28,000 loss related to this sale. In accordance with the terms of the Agreement, the Company received a two-year $125,000 Note bearing interest at an annual rate of 10% payable as follows: $31,250 plus accrued interest on May 4, 1998, and quarterly principal payments of $15,625 plus accrued interest commencing on August 4, 1998, and on the fourth day of each November, February, May and August thereafter. The final payment is due November 4, 1999. To date, all payments have been received in a timely manner. The Company holds a security interest in the ETRG database as collateral for the Note.


The purchaser also assumed various liabilities in connection with the transaction and the Company is receiving a 5% royalty for a two-year period on sales generated by the assets sold. As a result of this transaction, the Company no longer operates its multi-client study business, its Continuous Advisory Service and its Interactive Consumer Newsletter. The Company has retained the rights to its then currently published off-the-shelf studies and will receive a 5% royalty on sales of the above services for a two-year period.
     During the fourth quarter of 1997, the Company ceased the consumer-oriented operations of its FIND/SVP Internet Services, Inc. subsidiary. Accordingly, the Company recorded a charge of $500,000 in the fourth quarter of 1997 related to the closing of the subsidiary. The charge included $35,000 of severance, all of which was paid by March 31, 1998. The remainder of the charge included the write-down of certain assets of $408,000, $16,000 of shut-down costs paid in the first quarter of 1998, and rent expense of $41,000 for the first quarter of 1998 as the Company intended to sublease the space or to be relieved of its obligation for 10,000 square feet of office space by the landlord during the second quarter of 1998. During the second quarter of 1998 the Company received payment of $75,000 from the landlord for giving up its rights to this portion of the lease. The Company also had rental expenses of $26,400 during the second quarter of 1998, prior to the agreement with the landlord. The $75,000 was recorded as Other Income and the $26,400 was recorded as Other Expense.


IMPAIRMENT LOSS
Due to continued weakness in Published Research, and a plan to re-focus the Company's attention on its core competencies, during the fourth quarter of 1997 the Company decided to sell the majority of assets held in this Division. As a result, the Company reported the carrying value of the assets held for sale at the lower of cost or their estimated net realizable values. As a result of the Company's decision, an impairment loss of $1,047,000 was recorded in December 1997. The Company presented the assets held for sale as a separate line item in its December 31, 1997 consolidated balance sheet. The sale of these assets was completed during the third quarter of 1998.
     The aforementioned non-cash charge included write-downs of inventory of $517,000, fixed assets of $405,000, goodwill of $102,000 and deferred charges of $23,000.

RESTRUCTURING CHARGE
On March 27, 1998, the Company reduced its full-time labor force in its core business by 20 positions. As a result, the Company recorded a restructuring charge of $321,000 during the quarter ended March 31, 1998. The charge consisted mainly of severance payments, which were fully paid by February 15, 1999, outplacement services and legal costs associated with the elimination of the positions. As of December 31, 1998, $16,000 related to this charge remains accrued but unpaid.
     In conjunction with the Company's decision to re-focus its efforts on its core competencies, the Company reduced its general and administrative staff in December, 1997. Accordingly, the Company recorded a $155,000 restructuring charge, primarily for severance costs, during the fourth quarter of 1997, all of which was paid in 1998.
     Due to lower than expected revenues and profits in Published Research during the third quarter of 1996, and due to the anticipation of a more aggressive growth strategy which integrated the products and services of the Company, the Company announced and immediately began implementing a plan to restructure and consolidate operations, which included the re-organization of its operating units and a change in the method of marketing and cross-selling its various products. This plan resulted in a pre-tax charge of $802,000 during the third quarter of 1996.
     The aforementioned charge included a writedown of certain Published Research assets of $490,000, severance and retirement charges of $167,000, charges relating to marketing and planning materials which will not be used after the restructuring of $117,000 and charges for the consolidation and reduction of several small, unprofitable product groups of $28,000, of which $13,000 and $47,000 in severance and retirement payments has been included in accrued expenses as of December 31, 1998 and 1997.


OPERATING INCOME (LOSS)
The Company's operating income was $1,329,000 in 1998, compared to an operating loss of $3,136,000 in 1997, an increase of $4,465,000. The increase was due to an increase in operating income of $1,478,000 in CBA due primarily to decreased direct costs and SG&A expenses, coupled with a $2,311,000 improvement in PRP due primarily to the impairment loss of $1,407,000 in 1997.
     The Company had an operating loss of $3,136,000 in 1997 compared to an operating loss of $824,000 in 1996. The increase in operating loss in 1997 as compared to 1996 was due in part to a decline in operating income of $1,079,000 in CBA from $914,000 in 1996 to an operating loss of $165,000 in 1997. The decline was due primarily to increased costs in connection with a growth plan implemented in late 1996. Additionally, all other experienced an operating loss of $676,000 in 1997 due primarily to the closing of Internet services.
     The operating loss in 1996 was due primarily to an $802,000 restructuring charge in the third quarter of 1996, coupled with an increase in direct costs and selling, general and administrative expenses as a percentage of revenues.


INTEREST INCOME AND EXPENSE; OTHER ITEMS
In 1998, the Company earned $85,000 in interest income, which increased from $13,000 in 1997 and $19,000 in 1996. The increase in 1998 was a result of the increased cash balance during 1998 coupled with interest earned on Notes Receivable.
     Interest expense in 1998 was $522,000, which was a decrease from $597,000 in 1997 which was an increase from $320,000 in 1996. The decrease in interest expense for 1998 compared to 1997 was primarily due to the reduction in term debt outstanding and the lower level of borrowings under the line of credit. The increase in interest expense for 1997 compared to 1996 was primarily due to the issuance of subordinated notes in the fourth quarter of 1996 and the third quarter of 1997, slightly offset by a reduction in interest on term notes.
     On January 20, 1998, the Company entered into a settlement agreement regarding a shareholder lawsuit which began during 1997, pursuant to which the suit was dismissed with prejudice. As part of the settlement, the Company purchased 274,400 shares of the Company's Common Stock from the plaintiff for $1.25 per share, totaling $343,000. The purchase price contained a premium of $0.50 per share over the closing trade price of the Company's Common Stock on the date of settlement, or $137,000. As a result of the above, the Company recorded treasury stock of $206,000 and expense of $137,000. The Company used proceeds from its insurance company of $495,000 to purchase the shares and to pay plaintiff and Company legal fees in the amount of $110,000 and $42,000, respectively. Accordingly, the Company recorded other income and other expense of $289,000, respectively, related to this matter, with the remaining balance of $206,000 offset against the aforementioned treasury stock repurchase amount, thus reducing the net treasury stock transaction to zero.
     During May 1998, the Company gave up its rights to part of the space covered under one of its leases. The Company received a payment of $75,000, included in other income, from its landlord for the return of the space. The Company incurred additional rents of $26,400, included in other expense, while negotiating the release of its obligations.

The Company recorded a loss on sale of assets of $73,000 resulting from the sale of certain assets during 1996.


INCOME TAXES
The $205,000 tax provision recognized for 1998 represents 21.3% of the 1998 income before provision for income taxes. Income taxes were reduced by $239,000 for the reduction of the valuation allowance at December 31, 1998.
     The $896,000 tax benefit recognized for 1997 represents 23.9% of the 1997 loss before benefit for income taxes. The 1997 benefit includes a net operating loss carryback for federal purposes, a deferred tax benefit from a net operating loss carryforward for federal, state and local taxes and a net deferred tax benefit for temporary items, partially offset by a valuation allowance of $519,000 and expired tax credits.
     Based on the Company's history of prior operating earnings relating to its consulting and business advisory businesses, management has determined that a valuation allowance of $280,000 and $519,000 is necessary at December 31, 1998 and 1997, respectively, due to the uncertainty of future earnings to realize the entire net deferred tax asset. Of the deferred tax asset, $322,000 and $286,000 as of December 31, 1998 and 1997, respectively, has been classified as current.


LIQUIDITY AND CAPITAL RESOURCES
The Company finances its business primarily from operating revenues, working capital provided by deferred revenues in the form of prepaid retainer fees, bank debt and subordinated notes.
     In 1998, there was a positive cash flow from operating activities of $2,166,000. Positive cash flow resulted from net income of $756,000, adjusted for depreciation and amortization of $1,098,000, a decrease in accounts receivable of $1,042,000, a decrease in prepaid and refundable income taxes of $299,000, an increase in deferred taxes of $205,000, an increase in accrued interest of $186,000, a provision for losses on accounts receivable of $164,000, a decrease in assets held for sale of $99,000, amortization of deferred financing fees of $40,000, an increase in income taxes payable of $25,000, an increase in deferred compensation of $20,000, and amortization of discount on notes payable of $6,000. This was offset by a decrease in accounts payable and accrued expenses of $1,138,000, an increase in prepaid expenses, deferred charges and security deposits of $231,000, a decrease in accrued rent receivable/payable of $147,000, an increase in cash surrender value of life insurance of $132,000, a decrease in unearned retainer revenue of $106,000 an a gain on sale of net assets of $20,000.


     In 1997, there was a positive cash flow from operating activities of $236,000. This resulted from a net loss of $2,852,000, a decrease in accrued rent payable of $85,000, an increase in cash surrender value of life insurance of $55,000, an increase in deferred income taxes of $668,000 and an increase in accounts receivable of $799,000. These items were more than offset by depreciation and amortization of $1,147,000, the non-cash portion of impairment loss of $1,047,000, the non-cash portion of asset disposal of $408,000, a loss on sale of net assets of $28,000, amortization of discount on notes payable of $5,000, amortization of deferred financing fees of $39,000, a $254,000 provision for losses on accounts receivable, an increase in deferred compensation of $21,000, an increase in accounts payable and accrued expenses of $305,000, a decrease in prepaid and refundable income taxes of $250,000, a decrease in inventory of $413,000, a decrease in prepaid expenses, deferred charges and goodwill of $75,000, an increase in accrued interest of $170,000 and an increase in unearned retainer income of $533,000.
     In 1996, there was a positive cash flow from operating activities of $458,000. This resulted from a net loss of $719,000, a decrease in accrued rent payable of $71,000, an increase in cash surrender value of life insurance of $110,000, an increase in deferred income taxes of $107,000, an increase in accounts receivable of $180,000, an increase in inventory of $585,000, an increase in prepaid expenses, deferred charges and security deposits of $437,000, and an increase in prepaid and refundable income taxes of $543,000. These items were more than offset by depreciation and amortization of $974,000, amortization of discount on notes payable of $1,000, the non-cash portion of restructuring charge of $610,000, a $287,000 provision for losses on accounts receivable, a loss on sale of marketable investment securities of $8,000, a loss on sale of assets of $73,000, Common Stock issued for services of $40,000, an increase in deferred compensation of $25,000, an increase in accounts payable and accrued expenses of $590,000, amortization of deferred financing fees of $15,000, and increase in accrued interest of $34,000 and an increase in unearned retainer income of $553,000.
     Capital expenditures were $618,000, $1,939,000, and $1,509,000 in 1998,
1997 and 1996, respectively, and consisted principally of migration of the Company's 10 year old management information systems from a Wang VS 65 to a Windows NT based system, computer equipment to improve the consultants' ability to communicate with clients, access the Internet and integrate the Company's products, as well as to expand the Company's enterprise network.

     In 1998, the Company received $1,250,000 proceeds from the sale of net assets and $42,000 for the surrender of a life insurance policy.
     In 1998 and 1997 the Company received $63,000 and $50,000, respectively, for the repayment of a note receivable. In 1996, the Company received $168,000 proceeds from the sale of marketable investment securities.
     The Company has two outstanding term notes with State Street Bank and Trust (the "Bank"). One note, a $2,000,000 fixed rate term note, payable in quarterly installments of $100,000 through April 2000 at an interest rate of 8.86%, was originally signed during April 1995 and has $600,000 outstanding as of December 31, 1998. The other note, a $500,000 five-year term note, payable in quarterly installments of $25,000 through April 2001 at an interest rate of prime plus 0.75%, which was 8.5% and 9.25% at December 31, 1998, and 1997, respectively, was originally signed during July 1997 and has $250,000 outstanding at December 31, 1998.
     Additionally, the Company had a Commercial Revolving Promissory Note (the "Note") with the Bank. The Note was originally signed during April 1995, and was amended several times since. The most recent amendment was on April 3, 1998 and expired on March 25, 1999. The amount available under the Note, as amended, was $1,000,000. At its highest, there was $3,000,000 available under the Note. The interest rate on the Note is the Bank's prime rate plus one-quarter of one percent and during 1997 was the Bank's prime rate plus one and one-half percent (prime was 7.75% as of December 31, 1998 and was 8.5% as of December 31, 1997). As of December 31, 1998, there was nothing outstanding on the Note. However the
Note is used to secure certain long-term letters of credit in the amount of $158,000. As such, as of December 31, 1998, the availability under the Note was $842,000.
     The Company's Revolving and Term Promissory Notes with the Bank are secured by all of the assets of the Company. Additionally, during the first quarter of 1998, SVP provided credit support in the form of two $1,000,000 standby letters of credit. One of the letters of credit is used to secure the Revolving Note and the other is used to secure the two outstanding Term Notes. The letter of credit securing the Term Notes will at all times equal the lesser of (a) the aggregate principal amount of the term loans, or (b) $1,000,000. During 1998, the Company failed to meet certain net income covenants included in the debt agreements, primarily due to severance and related costs. The Bank has agreed to waive the covenants.


     During 1996 and 1997, the Company and its subsidiaries (the "Company") issued $2,975,000 five-year Promissory Notes ("Notes") and ten-year warrants to purchase 1,322,222 shares of the Company's Common Stock, at $2.25 per share, for an aggregate consideration of $2,975,000 to Furman Selz SBIC, L.P. ("Furman Selz") and SVP, S.A. ("SVP"). Notes in the amount of $2,025,000 and 900,000 warrants were purchased by Furman Selz on October 31, 1996 for the aggregate amount of $2,025,000, which Notes are due on October 31, 2001. Notes in the amount of $950,000 and 422,222 warrants are held by SVP. Of the Notes held by SVP, a $475,000 Note, together with 211,111 warrants, was purchased for the aggregate amount of $475,000, on each of November 30, 1996 and August 25, 1997. All of the Notes are due five years after the respective purchase dates.
     All of the Notes accrue interest at an annual rate of 12% on the unpaid principal balance. Interest payments are made periodically on Notes, and the agreements allow for the automatic deferral of some of the interest. Any interest deferred compounds and accrues interest at the rate of the Notes until paid. As of December 31, 1998, there was a total of $362,650 of accrued but unpaid interest on the Notes. Included in the total was $338,942 which was deferred in accordance with said provisions. All the deferred interest was paid on February 8, 1999.
     The Company is currently negotiating with several financial institutions the refinancing of a portion of its long-term debt obligations with the intention of reducing interest expense in the future. As the Company does not foresee the short-term need for a line of credit, the Company did not seek to renew the Note with the Bank, which expired on March 25, 1999. This will allow for the release of one of the two $1 million standby letters of credit provided by SVP to secure the debt. The Company is negotiating a new line of credit with several financial institutions. On March 29, 1999, the Company paid the Bank the $725,000 of outstanding term debt with the intention of reducing interest expense in 1999, and the Bank released the other $1 million standby letter of credit provided by SVP.

     On January 15, 1998, the Company entered into an agreement with SVP, S.A., pursuant to which SVP, S.A. purchased 800,000 shares of Common Stock at $1.25 per share for an aggregate of $1,000,000. The transaction was completed in two parts. The Company issued 600,000 shares of Common Stock and a $250,000 Convertible Note in January 15, 1998, pending the availability of shares for issuance. The Note converted into 200,000 shares of Common Stock on February 20, 1998, when those shares became available for issuance. With this transaction, SVP, S.A. and its affiliates own approximately 37% of then outstanding shares of Common Stock, excluding outstanding warrants.
     In connection with the Company's sale of Published Research assets during 1998, the Company received a $550,000 four-year note.
     In connection with the Company's sale of ETRG's assets during 1997, the Company received a $125,000 two-year note.
     The Company's working capital was $2,569,000 at December 31, 1998, as compared to $1,016,000 at December 31, 1997. Cash balances were $2,307,000 and $139,000 on December 31, 1998 and 1997, respectively. The Company expects to spend approximately $700,000 for capital items in 1999, the major portion of which will be to complete the migration of the Company's proprietary management information system to its new platform, coupled with leasehold improvements related to the HVAC system at one of its locations.
     The Company believes that its cash balance at December 31, 1998 and cash flow from operations will be sufficient to cover its operations and expected capital expenditures for the next 12 months and that it has sufficient liquidity for the next 12 months.


INFLATION
The Company has in the past been able to increase the price of its products and services sufficiently to offset the effects of inflation on wages and other expenses, and anticipates that it will be able to do so in the future.


YEAR 2000
The Year 2000 issue is the result of computer programs which were written using only two digits, rather than four, to represent a year. Date sensitive software or hardware may not be able to distinguish between 1900 and 2000 and programs that perform arithmetic operations, comparisons or sorting of date fields may begin yielding incorrect results. This could potentially cause a system failure or miscalculations that could disrupt operations.


     The Company has developed a remediation plan for its Year 2000 issue that involves three overlapping phases:
1) Inventory -- This phase includes the creation of an inventory of three functional areas:
     a) Applications and information technology (IT) equipment -- These include all mainframe, network and desktop hardware and software, including custom and packaged applications, and IT embedded systems.
     b) Non-information technology (non-IT) embedded systems -- These include non-IT equipment. Non-IT embedded systems, such as security, fire prevention and climate control systems typically include embedded t echnology, such as microcontrollers.
     c) Vendor relationships -- These include significant third party vendors and suppliers of goods and services, as well as vendor and supplier interfaces.
     The Company has completed the inventory phase.
2) Analysis -- This phase includes the evaluation of the inventoried items for Year 2000 compliance, the determination of the remediation method and resources required and the development of an implementation plan. A significant portion of the analysis phase is complete. The Company completed the analysis phase for non-IT and IT embedded systems.
3) Implementation -- This phase includes executing the implementation plan for all applicable hardware and software, interfaces and systems. This involves testing, in a Year 2000-simulated environment, the changes, beginning to utilize the changed procedures in actual operations, and vendor interface testing. The implementation phase, including testing for certain critical applications, has commenced and is expected to be completed by June 1999 for applications and IT equipment and non-IT embedded systems. All other components of the implementation phase are expected to be completed by September 1999. Additionally, subsequent to final implementation, the Company will conduct live testing on January 1 and 2, 2000, before business commences on January 3, 2000.
     The Company's remediation plan for its Year 2000 issue is an ongoing process and the estimated completion dates above are subject to change.

THE RISK OF THE COMPANY'S YEAR 2000 ISSUE
Overall, at this time the Company believes that its systems will be Year 2000 compliant in a timely manner for several reasons. Several significant marketing and fulfillment systems are already compliant. In addition, the Company extensively utilizes certain shared applications that should be remediated once and then deployed. Also, comprehensive testing of all critical systems is planned to be conducted in a simulated Year 2000 environment.
     The Company believes that the area of greatest risk to the Company surrounding the Year 2000 issue relates to significant suppliers' failing to remediate their Year 2000 issues in a timely manner. The Company has relationships with certain significant suppliers. These relationships may be material in the aggregate to the Company. The Company relies on suppliers to deliver a broad range of services, including Internet access, online search capabilities, supplies of promotional materials and paper, warehouse facilities, lettershops which assemble promotional mailings, postal delivery services, banking services, telecommunications and electricity. The Company is conducting formal communications with its significant suppliers to determine the extent to which it may be affected by those third parties' plans to remediate their own Year 2000 issue in a timely manner. The level of preparedness of significant suppliers can vary greatly. If a number of significant suppliers are not Year 2000 compliant, this could have a material adverse effect on the Company's results of operations, financial position or cash flow.


THE COMPANY'S CONTINGENCY PLANS
The Company is developing its contingency plans and expects to have them completed by June 1999. To mitigate the effects of the Company's or significant suppliers' potential failure to remediate the Year 2000 issue in a timely manner, the Company would take appropriate actions. Such actions may include having arrangements for alternate suppliers, re-running the processes if errors occur, using manual intervention to ensure the continuation of operations where necessary, and scheduling activity in December 1999 that would normally occur at the beginning of January 2000. If it becomes necessary for the Company to take these corrective actions, it is uncertain, until the contingency plans are finalized, whether this would result in significant delays in business operations or have a material adverse effect on the Company's results of operations, financial position or cash flow.


COSTS TO ADDRESS THE COMPANY'S YEAR 2000 ISSUE
The total cost of the Company's remediation plan is estimated at approximately $75,000 to $100,000 and is being funded through operating cash flows. Of the total cost, approximately $35,000 to $40,000 will be attributable to new hardware and software that will be capitalized. The remainder of the cost will be expensed as incurred. As of December 31, 1998, none of the total cost of the remediation plan has been spent, as the work to date has been performed by internal staff.


DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
In June 1998, Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", was issued. SFAS No. 133 established accounting and reporting standards for derivative instruments and for hedging activities. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities and measure those instruments at fair value. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. SFAS No. 133 can not be applied retroactively to financial statements of prior periods. At the current time the Company does not utilize derivative instruments, and accordingly it is anticipated that the adoption of SFAS No. 133 will not have a material impact on the Company's consolidated financial position and results of operations.


FORWARD LOOKING INFORMATION:
CERTAIN CAUTIONARY STATEMENTS
Certain statements contained in this "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in this Form 10-K that are not related to historical results, are forward looking statements. Actual results may differ materially from those projected or implied in the forward looking statements. Further, certain forward looking statements are based upon assumptions of future events, which may not prove to be accurate. These forward looking statements involve risks and uncertainties, including but not limited to the Company's dependence on regulatory approvals, its future cash flows, sales, gross margins and operating costs, the effect of conditions in the industry and the economy in general, and legal proceedings. Subsequent written and oral forward looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere in this Form 10-K, and in other reports filed by the Company with the Securities and Exchange Commission.

CONSOLIDATED BALANCE SHEETS
FIND/SVP, INC. AND SUBSIDIARIES
DECEMBER 31, 1998 AND 1997


ASSETS                                                                                                       1998            1997
------------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
   Cash                                                                                              $    2,307,000         139,000
   Accounts receivable, less allowance for doubtful accounts of
      $104,000 in 1998 and $118,000 in 1997                                                               2,188,000       3,394,000
   Note receivable (note 13)                                                                                200,000          62,000
   Prepaid and refundable income taxes                                                                           --         299,000
   Deferred tax assets (note 7)                                                                             322,000         286,000
   Prepaid expenses and other current assets                                                                466,000         328,000
   Assets held for sale (note 12)                                                                                --       1,558,000
------------------------------------------------------------------------------------------------------------------------------------
         Total current assets                                                                             5,483,000       6,066,000
------------------------------------------------------------------------------------------------------------------------------------
Equipment and leasehold improvements, at cost, less
   accumulated depreciation and amortization (note 2)                                                     4,250,000       4,546,000
OTHER ASSETS:
   Deferred charges                                                                                         165,000         245,000
   Goodwill, net                                                                                            106,000         117,000
   Note receivable (note 13)                                                                                413,000          63,000
   Cash surrender value of life insurance                                                                   569,000         479,000
   Deferred tax assets (note 7)                                                                             440,000         681,000
   Deferred financing fees, net                                                                             101,000         141,000
   Security deposits                                                                                        142,000         143,000
   Prepaid rent receivable, net (note 3)                                                                     35,000              --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     $   11,704,000      12,481,000
====================================================================================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Notes payable, current installments (note 4)                                                             500,000       1,749,000
   Trade accounts payable                                                                                   497,000       1,305,000
   Income taxes payable                                                                                      25,000              --
   Accrued expenses (notes 6, 10, 13 and 14)                                                              1,694,000       1,872,000
   Accrued interest, current installments (note 4)                                                          198,000         124,000
------------------------------------------------------------------------------------------------------------------------------------
         Total current liabilities                                                                        2,914,000       5,050,000
------------------------------------------------------------------------------------------------------------------------------------
Unearned retainer income                                                                                  1,917,000       2,023,000
Notes payable, net, excluding current installments (note 4)                                               3,307,000       3,801,000
Accrued expenses (note 10)                                                                                  169,000              --
Accrued interest, excluding current installments (note 4)                                                   216,000         104,000
Accrued rent payable (note 3)                                                                                    --         112,000
Deferred compensation (note 8(b))                                                                           193,000         173,000
SHAREHOLDERS' EQUITY (NOTE 5):
   Preferred stock, $.0001 par value. Authorized 2,000,000 shares; none issued and outstanding                   --              --
   Common stock, $.0001 par value. Authorized 20,000,000 shares; issued and outstanding
      7,114,169 shares in 1998; issued and outstanding 6,575,669 shares in 1997                               1,000           1,000
   Capital in excess of par value                                                                         4,886,000       3,872,000
   Accumulated deficit                                                                                   (1,899,000)     (2,655,000)
------------------------------------------------------------------------------------------------------------------------------------
         Total shareholders' equity                                                                       2,988,000       1,218,000
Commitments and contingencies (notes 3 through 6, 8 and 11)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     $   11,704,000      12,481,000
====================================================================================================================================

See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS
FIND/SVP, INC. AND SUBSIDIARIES
CONSOLIDATED YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                                                                               1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------
Revenues                                                                               $ 28,175,000      32,027,000      30,525,000
------------------------------------------------------------------------------------------------------------------------------------
Operating expenses:
   Direct costs                                                                          14,263,000      18,402,000      17,349,000
   Selling, general and administrative
      expenses (notes 3, 6 and 8)                                                        12,262,000      15,059,000      13,198,000
   Impairment loss (note 12)                                                                     --       1,047,000              --
   Asset disposal (note 13)                                                                      --         500,000              --
   Restructuring charge (note 14)                                                           321,000         155,000         802,000
------------------------------------------------------------------------------------------------------------------------------------
      Operating income (loss)                                                             1,329,000      (3,136,000)       (824,000)
Interest income                                                                              85,000          13,000          19,000
Other Income (notes 11 and 13)                                                              364,000              --              --
Gain (loss) on sale of net assets (note 13)                                                  20,000         (28,000)        (73,000)
Loss on sale of marketable investment securities                                                 --              --          (8,000)
Interest expense (note 4)                                                                  (522,000)       (597,000)       (320,000)
Other expense (notes 11 and 13)                                                            (315,000)             --              --
------------------------------------------------------------------------------------------------------------------------------------
      Income (loss) before provision (benefit) for income taxes                             961,000      (3,748,000)     (1,206,000)
Provision (benefit) for income taxes (note 7)                                               205,000        (896,000)       (487,000)
------------------------------------------------------------------------------------------------------------------------------------
      Net income (loss)                                                                $    756,000      (2,852,000)       (719,000)
====================================================================================================================================
Earnings (loss) per common and common stock equivalent share:
   Basic                                                                               $        .11            (.43)           (.11)
====================================================================================================================================
   Diluted                                                                             $        .11            (.43)           (.11)
====================================================================================================================================
Weighted average number of common and common
   stock equivalent shares outstanding:
====================================================================================================================================
   Basic                                                                                  7,094,273       6,592,773       6,433,966
====================================================================================================================================
   Diluted                                                                                7,100,070       6,592,773       6,433,966
====================================================================================================================================


See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
FIND/SVP, INC. AND SUBSIDIARIES
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                                                                                               Accumulated
                                                                                                                  Other      Total
                                    Preferred stock  Common stock    Capital in  Accumulated   Treasury stock    Compre-     share-
                                   ---------------- --------------    excess of   earnings    ----------------   hensive    holders'
                                   Shares  Amount   Shares  Amount    par value   (deficit)    Shares   Amount   Income      equity
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1995           -     $-   6,210,848  $1,000   3,743,000     916,000         -        $-  (1,000) $4,659,000
                                                                                                                         ----------
Comprehensive income:
Net loss                               -      -           -       -           -    (719,000)         -        -       -    (719,000)
Change in market value of available-
   for-sale securities                 -      -           -       -           -           -          -        -   1,000       1,000
                                                                                                                         ----------
Total comprehensive income                                                                                                 (718,000)
Exercise of stock options and warrants -      -     315,396       -      53,000           -          -        -       -      53,000
Common stock issued for services       -      -      21,940       -      40,000           -          -        -       -      40,000
Sale of warrants in connection with
   Series A Senior Subordinated Notes  -      -           -       -      25,000           -          -        -       -      25,000
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1996           -      -   6,548,184   1,000   3,861,000     197,000          -        -       -   4,059,000
Net loss                               -      -           -       -           -  (2,852,000)         -        -       -  (2,852,000)
Purchase of treasury stock             -      -           -       -           -           -     72,500  (88,000)      -     (88,000)
Exercise of stock options and warrants -      -      74,985       -      57,000           -          -        -       -      57,000
Retirement of treasury shares          -      -     (72,500)      -    (88,000)           -    (72,500)  88,000       -           -
Common stock issued for services       -      -      25,000       -      37,000           -          -        -       -      37,000
Sale of warrants in connection with
   Series A Senior Subordinated Notes  -      -           -       -       5,000           -          -        -       -       5,000
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1997           -      -   6,575,669   1,000   3,872,000  (2,655,000)         -        -       -   1,218,000
Net income                             -      -           -       -           -     756,000          -        -       -     756,000
Purchase of treasury stock with
   Insurance proceeds (note 11)        -      -           -       -           -           -   (274,400)       -       -           -
Exercise of stock options and warrants -      -      12,900       -      14,000           -          -        -       -      14,000
Retirement of treasury shares          -      -     (74,400)      -           -           -     74,400        -       -           -
Common stock issued                    -      -     600,000       -   1,000,000           -    200,000        -       -   1,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Balance at December 31, 1998           -     $-   7,114,169  $1,000   4,886,000 $(1,899,000)         -       $-      $-  $2,988,000
===================================================================================================================================


See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
FIND/SVP, INC. AND SUBSIDIARIES
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996


                                                                                             1998              1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income (loss)                                                                     $     756,000     (2,852,000)     (719,000)
-----------------------------------------------------------------------------------------------------------------------------------
   Adjustments to reconcile  net income (loss) to net cash provided by operating activities:
       Depreciation and amortization                                                         1,098,000      1,147,000       974,000
       Amortization of discount on notes payable                                                 6,000          5,000         1,000
       Amortization of deferred financing fees                                                  40,000         39,000        15,000
       Non-cash portion of impairment loss                                                          --      1,047,000            --
       Non-cash portion of asset disposal                                                           --        408,000            --
       Non-cash portion of restructuring charge                                                     --            --        610,000
       Provision for losses on accounts receivable                                             164,000        254,000       287,000
       Loss on sale of marketable investment securities                                             --             --         8,000
       (Gain) loss on sale of net assets                                                       (20,000)        28,000        73,000
       Common stock issued for services                                                             --            --         40,000
       Increase in deferred compensation                                                        20,000         21,000        25,000
       Decrease in accrued rent receivable/payable                                            (147,000)       (85,000)      (71,000)
       Increase in cash surrender value of life insurance                                     (132,000)       (55,000)     (110,000)
       (Decrease) increase in deferred income taxes                                            205,000       (668,000)     (107,000)
       Decrease in assets held for sale                                                         99,000             --            --
       Changes in assets and liabilities, net of non-cash effect of asset sale:
         Decrease (increase) in accounts receivable                                          1,042,000       (799,000)     (180,000)
         Decrease (increase) in prepaid and refundable income taxes                            299,000        250,000      (543,000)
         Decrease (increase) in inventory                                                           --        413,000      (585,000)
         (Increase) decrease in prepaid expenses, deferred charges and security deposits      (231,000)        75,000      (437,000)
         (Decrease) increase in accounts payable and accrued expenses                       (1,138,000)       305,000       590,000
         Increase in income taxes payable                                                       25,000            --             --
         Increase in accrued interest payable                                                  186,000        170,000        34,000
         (Decrease) increase in unearned retainer income                                      (106,000)       533,000       553,000
-----------------------------------------------------------------------------------------------------------------------------------
           Total adjustments                                                                 1,410,000      3,088,000     1,177,000
-----------------------------------------------------------------------------------------------------------------------------------
           Net cash provided by operating activities                                         2,166,000        236,000       458,000
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                                                       (618,000)    (1,939,000)   (1,509,000)
   Surrender of life insurance                                                                  42,000             --            --
      Repayment of notes receivable                                                             63,000         50,000            --
      Proceeds from sale of net assets                                                       1,250,000             --         3,000
   Proceeds from sale of marketable investment securities                                           --             --       168,000
-----------------------------------------------------------------------------------------------------------------------------------
           Net cash provided by (used in) investing activities                                 737,000     (1,889,000)   (1,338,000)
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Principal borrowings under notes payable                                                         --      1,719,000     2,975,000
   Principal payments under notes payable                                                   (1,749,000)      (516,000)   (1,956,000)
   Proceeds from issuance of convertible note-related party                                    250,000             --            --
   Proceeds from exercise of stock options                                                      14,000         57,000        53,000
   Proceeds from sale of warrants in connection with Series A
     Senior Subordinated Notes                                                                      --          5,000        25,000
   Proceeds from issuance of common stock                                                      750,000             --            --
   Payments to acquire treasury stock                                                         (206,000)       (88,000)           --
   Proceeds from insurance company, net of expenses                                            206,000             --            --
   Increase in deferred financing fees                                                              --        (19,000)     (105,000)
-----------------------------------------------------------------------------------------------------------------------------------
           Net cash (used in) provided by financing activities                                (735,000)     1,158,000       992,000
-----------------------------------------------------------------------------------------------------------------------------------
           Net increase (decrease) in cash                                                   2,168,000       (495,000)      112,000
Cash at beginning of year                                                                      139,000        634,000       522,000
-----------------------------------------------------------------------------------------------------------------------------------
Cash at end of year                                                                      $   2,307,000        139,000       634,000
====================================================================================================================================

         See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
FIND/SVP, INC. AND SUBSIDIARIES
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(A)ORGANIZATION AND BASIS OF PRESENTATION--Find/SVP, Inc. provides a broad consulting, advisory and business intelligence service to executives and other decision-making employees of client companies, primarily in the United States. The Company currently operates primarily in one business segment, providing consulting and business advisory services including: the Quick Consulting and Research Service ("QCS") which provides retainer clients with access to the expertise of the Company's staff and information resources; and the Strategic Consulting and Research Group ("SCRG") which provides more extensive, in-depth custom market research and competitive intelligence information, as well as customer satisfaction and loyalty programs. Prior to the third quarter of 1998, the Company had one additional significant operating segment, Published Research Products. The Company considers its QCS and SCRG service businesses, which operate as "consulting and business advisory" businesses, to be its core competencies.

  As such, during July 1998, the Company completed the sale of substantially all of the assets of its FIND/SVP Published Products, Inc. subsidiary ("Published Research") (see note 13). In consideration of the sale the Company received $1,250,000 in cash ($250,000 was received on June 29, 1998 and $1,000,000 was received on July 2, 1998), a promissory note bearing interest at 8% per annum in the principal amount of $550,000 and the purchaser assumed certain liabilities in the amount of $85,000. The Company recorded a gain of $20,000 from this transaction. During 1997, the Company recorded an impairment loss related to the aforementioned assets of $1,047,000 (see note 12). Additionally, during the fourth quarter of 1997, the Company sold the assets of its Emerging Technologies Research Group ("ETRG"), a division of Published Research (see note 13). In consideration of the sale, the Company received a two year $125,000 note bearing interest at 10%. The Company recorded a $28,000 loss related to this sale. The revenues derived from the assets sold accounted for 9%, 19% and 20% of the Company's total revenues during 1998, 1997 and 1996, respectively.


(B) PRINCIPLES OF CONSOLIDATION--The consolidated financial statements include the accounts of FIND/SVP, Inc. and its wholly owned subsidiaries (the "Company"). All significant intercompany balances and transactions have been eliminated in consolidation.

(C) INVENTORIES--Inventories comprise costs of studies, printing and other publication costs of research reports held for sale. They are valued at the lower of amortized cost or market. The cost of reports is amortized over periods not exceeding eighteen months using the straight-line method beginning with the date of publication. As of December 31, 1997, inventories of $1,410,000 were included in assets held for sale (see note 12).

(D) EQUIPMENT AND LEASEHOLD IMPROVEMENTS--Equipment and leasehold improvements are stated at cost.
   Depreciation of equipment is computed by the straight-line method over the estimated useful lives of the assets, which are five years for electronic equipment and ten years for the Company's proprietary management information system. Computer software is depreciated over five years in general. Leasehold improvements are amortized by the straight-line method over the shorter of the term of the lease or the estimated life of the asset.

(E) DEFERRED CHARGES AND GOODWILL--Deferred charges primarily comprise the cost of acquired library information files and electronic databases, which are amortized to expense over the estimated period of benefit of three years using the straight-line method and certain costs, offset by cash advances relating to multi-client studies. Revenues and expenses of multi-client studies are recognized when the studies are published.
   Goodwill arising from various acquisitions represents excess purchase price over fair market value and is being amortized on a straight-line basis over 15 to 40 years.

(F) DEFERRED FINANCING FEES--The deferred financing fees balances primarily relates to costs incurred with respect to the issuance of the Senior Subordinated Notes ("Senior Notes") (see note 4). Deferred financing fees are being amortized on a straight-line basis over the life of the Senior Notes which are due in 2001 and 2002. The related amortization is included in interest expense.

(G) INCOME TAXES--Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(H) EARNINGS (LOSS) PER SHARE--The Company calculates earnings per share in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share". Basic earnings (loss) per share excludes dilution and is computed by dividing net income or loss attributable to common stockholders by the weighted-average number of common shares outstanding for the period. During 1998, 1997 and 1996 there were 7,094,273, 6,592,773 and 6,433,966, respectively, weighted-average common shares outstanding. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity. During 1998, there were 7,100,070 diluted weighted-average common and common equivalent shares outstanding. For 1997 and 1996, diluted earnings per share is the same as basic as all common share equivalents were antidilutive as the Company had a net loss for those periods.
   Common share equivalents that could potentially dilute basic earnings (loss) per share in the future and that were not included in the computation of diluted earnings (loss) per share because they were antidilutive were 2,530,225, 2,723,077 and 1,560,914 at December 31, 1998, 1997 and 1996, respectively (see note 5).

(I) REVENUE RECOGNITION--Revenues from annual retainer fees are recognized ratably over the contractual period. Other revenues are recognized as earned. Revenues include certain out-of-pocket and other expenses billed to clients which aggregated approximately $2,875,000, $3,191,000 and $3,376,000 in 1998,
1997 and 1996, respectively.

(J) MARKETABLE INVESTMENT SECURITIES--The Company classifies its debt and marketable equity securities in one of three categories: trading, available-for-sale, or held-to-maturity. Trading securities are bought and held principally for the purpose of selling them in the near term. Held-to-maturity securities are those securities in which the Company has the ability and intent to hold the security until maturity. All other securities not included in trading or held-to-maturity are classified as available-for-sale. There were no marketable investment securities held as of December 31, 1998 and 1997.
   Trading and available-for-sale securities are recorded at fair value. Unrealized holding gains and losses, net of the related tax effect, on available-for-sale securities are excluded from earnings and are reported as a separate component of shareholders' equity until realized. Realized gains and losses from the sale of available-for-sale securities are included in earnings and are derived using the specific identification method for determining the cost of securities sold. Transfers of securities between categories are recorded at fair value at the date of transfer.
   A decline in the market value of any available-for-sale security below cost that is deemed other than temporary is charged to earnings and results in the establishment of a new cost basis for the security. Dividend and interest income is recognized when earned.
   During 1996, proceeds from the sale of marketable investment securities available for sale were $168,000, and gross realized losses included in income in 1996 were $8,000. The net change in market value of securities available-for-sale for 1996 resulted in a $1,000 unrealized gain, which was recorded as a separate component of comprehensive income.

(K) FAIR VALUE OF FINANCIAL INSTRUMENTS--The following methods and assumptions were used in estimating the fair value of financial instruments:
   The carrying values reported in the balance sheets for cash, accounts receivable, prepaid expenses and other current assets, accounts payable and accrued expenses approximates fair values because of their short maturities.
   The fair value of notes payable, which approximates its carrying value, is estimated based on the current rates offered to the Company for debt of the same remaining maturities.

(L) IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF--The Company reviews long-lived assets and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. The Company recorded an impairment loss in 1997 for certain long-lived assets to be disposed of (see note 12 "Impairment Loss").

(M) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES--In June 1998, Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", was issued. SFAS No. 133 established accounting and reporting standards for derivative instruments and for hedging activities. SFAS No. 133 requires that an entity recognize all derivatives as either assets or liabilities and measure those instruments at fair value. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. SFAS No. 133 can not be applied retroactively to financial statements of prior periods. At the current time the Company does not utilize derivative instruments, and accordingly it is anticipated that the adoption of SFAS No. 133 will not have a material impact on the Company's consolidated financial position and results of operations.

(N) USE OF ESTIMATES--Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities and the reported amounts of revenue and expenses to prepare these consolidated financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(O) RECLASSIFICATIONS--Certain prior year balances have been reclassified to conform with current year presentation.

(2) EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET

At December 31, 1998 and 1997, equipment and leasehold improvements consist of the following:

                                             1998          1997
-------------------------------------------------------------------------------
Furniture, fixtures
   and equipment, including
   computer software                   $8,171,000     7,569,000
Leasehold improvements                  1,551,000     1,535,000
-------------------------------------------------------------------------------
                                        9,722,000     9,104,000
Less: accumulated depreciation
   and amortization                     5,472,000     4,558,000
--------------------------------------------------------------------------------
                                       $4,250,000     4,546,000
================================================================================

(3) LEASES

In December 1986, the Company entered into an operating lease agreement for its principal offices. The lease agreement provided for a term of approximately 15 years, commencing in May 1987. The initial annual rental was $576,000 with scheduled increases in succeeding periods. During 1991, modifications were made to the timing of certain payments. During 1992, the lease was extended an additional three years. Rental expense under this lease is recorded on a straight-line basis. Accordingly, scheduled payments through December 31, 1998 exceeded rental expense recorded on this lease through such date by $230,000 and scheduled payments through December 31, 1997 exceeded rental expense recorded on this lease through such date by $44,000.
   In August 1994, the Company entered into a five-year operating lease agreement for office space. The initial annual rental was $267,000 with scheduled increases in succeeding periods. In March 1995, the Company entered into a ten-year lease, expiring June 30, 2005, for additional office space with an initial annual rental of $414,000 with scheduled increases in succeeding periods. In connection with this lease, the Company extended the August 1994 lease through June 30, 2005. Rental expenses on these leases are recorded on a straight-line basis. Accordingly, rent recorded through December 31, 1998 and 1997 exceeded scheduled payments by $195,000 and $156,000, respectively. During May 1998, the Company gave up its rights to part of the space under the lease entered into in August 1994. The Company received a payment of $75,000 from its landlord for giving up its rights to this portion of the lease. The $75,000 is included in other income.

The Company's leases of office space include standard escalation clauses. Rental expenses under leases for office space and certain items of equipment accounted for as operating leases were $1,749,000, $1,903,000 and $1,794,000 in 1998, 1997 and 1996, respectively. Additionally, $41,000 of rent expense was included in accrued expenses at December 31, 1997 related to an asset disposal (see note
13).

  The future minimum lease payments under noncancellable operating leases as of December 31, 1998 were as follows:

                                                Operating leases
-------------------------------------------------------------------------------
Year ending December 31
1999                                                  $1,629,000
2000                                                   1,629,000
2001                                                   1,639,000
2002                                                   1,399,000
2003                                                   1,159,000
Thereafter                                             1,738,000
-------------------------------------------------------------------------------
   Total minimum lease payments                       $9,193,000
================================================================================

(4) NOTES PAYABLE

Notes payable consist of the following:
                                             1998           1997
-------------------------------------------------------------------------------
Borrowings under debt agreements with a bank:
   $2,000,000 fixed rate five-year
      term note                          $600,000      1,000,000
   $500,000 five-year term note           250,000        350,000
   Borrowings under a commercial
      revolving promissory note                --      1,249,000
-------------------------------------------------------------------------------
                                          850,000      2,599,000
================================================================================
Borrowings under debt agreements
   with investors:
   $2,025,000 Series A Senior
      Subordinated Note, net of
      unamortized discount of $11,000
      and $16,000 as of December 31,
      1998 and 1997, respectively       2,014,000      2,009,000
   $475,000 Series A Senior
      Subordinated Note--SVP,
      S.A., issued at 99%, net of
      unamortized discount of $3,000
      and $4,000 as of December 31,
      1998 and 1997, respectively         472,000        471,000
   $475,000 Series A Senior
      Subordinated Note--SVP, S.A.,
      issued at 99%, net of
      unamortized discount of $4,000      471,000        471,000
-------------------------------------------------------------------------------
         Total notes payable            3,807,000      5,550,000
--------------------------------------------------------------------------------
   Less current installments              500,000      1,749,000
--------------------------------------------------------------------------------
         Notes payable, excluding
         current installments          $3,307,000      3,801,000
================================================================================

(A) DEBT AGREEMENTS WITH BANK--The Company has two outstanding term notes with State Street Bank and Trust (the "Bank"). One note, a $2,000,000 fixed rate term note, payable in quarterly installments of $100,000 through April 2000 at an interest rate of 8.86%, was originally signed during April 1995 and has $600,000 outstanding as of December 31, 1998. The other note, a $500,000 five-year term note, payable in quarterly installments of $25,000 through April 2001 at an interest rate of prime plus 0.75%, which was 8.5% and 9.25% at December 31, 1998 and 1997, respectively, was originally signed during July 1997 and has $250,000 outstanding at December 31, 1998.
   Additionally, the Company had a Commercial Revolving Promissory Note (the "Note") with the Bank. The Note was originally signed during April 1995, and was amended several times since. The most recent amendment was on April 3, 1998 and expired on March 25, 1999. The amount available under the Note, as amended, was $1,000,000. At its highest, there was $3,000,000 available under the Note. The interest rate on the Note during 1998 was the Bank's prime rate plus one-quarter of one percent, and during 1997 was the Bank's prime rate plus one and one-half percent. Prime was 7.75% as of December 31, 1998 and was 8.5% as of December 31, 1997. As of December 31, 1998, there was nothing outstanding on the Note. However the Note is used to secure certain long-term letters of credit in the amount of $158,000. As such, as of December 31, 1998, the availability under the Note was $842,000.
   The Company's Revolving and Term Promissory Notes with the Bank are secured by all of the assets of the Company. Additionally, during the first quarter of 1998, SVP provided credit support in the form of two $1,000,000 standby letters of credit. One of the letters of credit is used to secure the Revolving Note and the other is used to secure the two outstanding Term Notes. The letter of credit securing the Term Notes will at all times equal the lesser of (a) the aggregate principal amount of the term loans, or (b) $1,000,000. During 1998, the Company failed to meet certain financial covenants included in the debt agreements, primarily due to severance and related costs. The Bank has agreed to waive the covenants.

(B) DEBT AGREEMENTS WITH INVESTORS--During 1996 and 1997, the Company and its subsidiaries (the "Company") issued $2,975,000 five-year Promissory Notes ("Notes") and ten-year warrants to purchase 1,322,222 shares of the Company's common stock, at $2.25 per share, for an aggregate consideration of $2,975,000 to Furman Selz SBIC, L.P. ("Furman Selz") and SVP, S.A. ("SVP"). Notes in the amount of $2,025,000 and 900,000 warrants were purchased by Furman Selz on October 31, 1996 for the aggregate amount of $2,025,000 and are due on October 31, 2001. Notes in the amount of $950,000 and 422,222 warrants are held by SVP. Of the Notes held by SVP, a $475,000 Note, together with 211,111 warrants, was purchased for the aggregate amount of $475,000 on each of November 30, 1996 and August 25, 1997. The Notes are due five years after the respective purchase dates.
   All of the Notes accrue interest at an annual rate of 12% on the unpaid principal balance. Interest payments are made periodically on Notes, and the agreements allowed for the automatic deferral of some of the interest. Any interest deferred compounds and accrues interest at the rate of the Notes until paid. As of December 31, 1998, there was a total of $362,650 of accrued but unpaid interest on the Notes. Included in the total was $338,942 which was deferred in accordance with said provisions. All the deferred interest was paid on February 8, 1999.
   The aggregate maturities of long-term debt, excluding borrowings under the Commercial Revolving Promissory Note, for each of the five years subsequent to December 31, 1998 are as follows:

Year ending December 31                                  Amount
--------------------------------------------------------------------------------
1999                                                 $  500,000
2000                                                    300,000
2001                                                  2,550,000
2002                                                    475,000
2003                                                         --
--------------------------------------------------------------------------------
                                                     $3,825,000
================================================================================
(5) SHAREHOLDERS' EQUITY

(A) SALE OF COMMON STOCK--On January 15, 1998, the Company entered into an agreement with SVP for SVP to purchase $1,000,000 of the Company's common stock at $1.25 per share. The transaction was completed in two parts. The Company issued 600,000 shares to SVP and issued a $250,000 Convertible Note on January 15, 1998, pending the availability of shares for issuance. The Note converted into 200,000 shares on February 20, 1998, when those shares became available in connection with the Company's litigation settlement (see note 11).

With this transaction, SVP and its affiliates increased its ownership to approximately 37% of the then outstanding common shares in the Company, excluding outstanding warrants.

(B) COMMON STOCK WARRANTS--On June 22, 1993, the Company issued warrants to a vice president of the Company under which he was entitled to purchase 4,000 shares of common stock for $1.31 per share during the five-year period commencing from that date. These warrants expired in June 1998 without having been exercised.
   On February 10, 1995, the Company issued warrants to a company under which it is entitled to purchase 150,000 shares of the Company's common stock at $2.25 per share, the estimated fair market value at date of grant. The warrant becomes exercisable at the rate of 50,000 shares each year beginning February 13, 1996 and expires ten years from the date of grant. No warrants have been exercised to date.
   On October 31, 1996, in conjunction with the issuance of the Series A Subordinated Note (see note 4), the Company sold warrants to Furman Selz, under which it is entitled to purchase 900,000 shares of the Company's common stock at $2.25 per share for ten years commencing from that date. No warrants have been exercised to date.
   On November 30, 1996, in conjunction with the issuance of the Series A Subordinated Note (see note 4), the Company sold warrants to SVP, S.A., under which it is entitled to purchase 211,111 shares of the Company's common stock at $2.25 per share for ten years commencing from that date. No warrants have been exercised to date.
   On August 25, 1997, in conjunction with the issuance of the Series A Subordinated Note (see note 4), the Company sold warrants to SVP, S.A., under which it is entitled to purchase 211,111 shares of the Company's common stock at $2.25 per share for ten years commencing from that date. No warrants have been exercised to date.

(C) STOCK OPTION PLAN--In January 1996, the Company adopted the FIND/SVP, Inc. 1996 Stock Option Plan (the "Plan"). The Plan, as amended in June 1998, authorizes grants of options to purchase up to 1,150,000 shares of common stock, issuable to employees, directors and consultants of the Company, at prices at least equal to fair market value at the date of grant (110% of the fair market value for holders of 10% or more of the outstanding shares of common stock).

   The options to be granted under the Plan will be designated as incentive stock options or non-incentive stock options by the Stock Option Committee. Options granted under the Plan are exercisable during a period of no more than ten years from the date of the grant (five years for options granted to holders of 10% or more of the outstanding shares of common stock). All options outstanding at December 31, 1998 expire within the next five years if not exercised. Options that are cancelled or expire during the term of the Plan are eligible to be re-issued under the Plan and, therefore, are considered available for grant.
   There were 21,000 options available for grant under the FIND/SVP, Inc. 1986 Stock Option plan (the "1986 Plan") upon its expiration in August 1996. These options, along with an additional 361,265 options from the 1986 Plan which either expired or were cancelled after August 1996 (including 235,000 during 1998), were no longer available for grant at December 31, 1998.
   Activity under the stock option plans is summarized as follows:

                                                       Weighted
                                                        average
                                            Options    exercise
                                            Granted       price
-------------------------------------------------------------------------------
Outstanding at December 31, 1995            966,000       $1.15
Granted                                     689,350        2.00
Exercised                                  (366,437)       0.47
Cancelled and terminated                    (35,950)       1.76
-------------------------------------------------------------------------------
Outstanding at December 31, 1996          1,252,963        1.74
Granted                                     140,000        1.32
Exercised                                   (76,985)       0.77
Cancelled and terminated                   (139,265)       1.58
-------------------------------------------------------------------------------
Outstanding at December 31, 1997          1,176,713        1.78
Granted                                     366,500        0.84
Exercised                                   (12,900)       1.12
Cancelled and terminated                   (540,550)       1.46
-------------------------------------------------------------------------------
Outstanding at December 31, 1998            989,763        1.31
===============================================================================
Exercisable at December 31, 1998            396,713
===============================================================================
Available at December 31, 1998              567,150
===============================================================================

As of December 31, 1998, there were 989,763 options outstanding, exercisable at $0.75 to $2.25, with a weighted average remaining contractual life of 3.15 years. As of December 31, 1998, there were 396,713 exercisable options, exercisable at $0.75 to $2.25, with a weighted average remaining contractual life of 3.14 years.
   On June 30, 1998 the Stock Option Committee of the Board of Directors voted in favor of a plan to re-price certain outstanding options held by employees on that date. There was a total of 89,550 options with original issue dates between 1994 and 1998 that were re-priced. The original exercise price of said options ranged from $1.21 to $2.25 and the weighted-average exercise price of those options was $1.78. The options were re-priced at $1.0625, the fair market value on June 30, 1998. All other aspects of the options were not changed. The weighted average exercise prices noted above reflect this repricing.
   Included in the options granted in 1996 are 300,000 options the Company granted to the President of the Company. Contingent upon meeting certain earnings levels over the life of his employment agreement, these options will vest on the certification date of the targeted earnings levels. The exercise price of these options will be equal to the fair market value of the common stock on the vesting date or 110% of such fair market value if the President is a holder of 10% or more of the outstanding shares of common stock on such date. During 1998, the President relinquished 75,000 of these options.
   At December 31, 1998, 1997 and 1996, the number of options exercisable was 396,713, 599,746 and 589,713, respectively, and the weighted-average exercise price of those options was $1.62, $1.79 and $1.61, respectively.
   The Company applies APB Opinion No. 25 in accounting for its Plan and, accordingly, no compensation costs has been recognized for its stock options in the financial statements. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, "Accounting for Stock-Based Compensation", the Company's net (loss) income would have been (increased) reduced to the pro forma amounts indicated below:

                                   1998         1997       1996
-------------------------------------------------------------------------------
Net income       As reported   $756,000   (2,852,000)  (719,000)
   (loss)        Proforma       697,000   (2,931,000)  (781,000)
-------------------------------------------------------------------------------
Earnings (loss)  Basic
   per share       As reported      .11         (.43)      (.11)
                   Proforma         .10         (.44)      (.12)
-------------------------------------------------------------------------------
                 Diluted
                   As reported      .11         (.43)      (.11)
                   Proforma         .10         (.44)      (.12)
-------------------------------------------------------------------------------

The per share weighted-average fair value of stock options granted during 1998, 1997 and 1996 was $0.33, $0.57 and $1.17, respectively, on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions: 1998--expected dividend yield of 0%, risk-free interest rate of 6%, volatility of 48.8% and an expected life of 3 years; 1997--expected dividend yield of 0%, risk-free interest rate of 6.5%, volatility of 56.4% and an expected life of 3 years; 1996--expected dividend yield of 0%, risk-free interest rate of 6.5%, volatility of 87.8% and an expected life of 3 years. Volatility is calculated over the five preceding years for 1998, 1997 and 1996, respectively.

   Proforma net income (loss) reflects only options granted beginning in 1995. Therefore, the full impact of calculating compensation cost for stock options under SFAS No. 123 is not reflected in the proforma net income amounts presented above because compensation cost for options granted prior to January 1, 1995 is not considered and compensation cost is reflected over the options' vesting period of up to 5 years.

(D) COMMON STOCK ISSUED FOR SERVICES--In 1997, the Company issued 25,000 shares of common stock with a value of $37,000 to a third party for services rendered.
   In 1996, the Company issued 21,940 shares of common stock with a value of $40,000 to a third party for services rendered.

(E) COMMON STOCK--Effective June 1998, the Company amended its Certificate of Incorporation to increase the authorized number of common shares from 10,000,000 to 20,000,000.

(F) PREFERRED STOCK--Effective June 1995, the Company amended its Certificate of Incorporation to authorize an additional class of stock consisting of 2,000,000 shares of $.0001 par value preferred stock. No shares have been issued as of December 31, 1998.

(6) SVP INTERNATIONAL

The Company entered into an agreement in 1971, amended in 1981, with SVP International, a Swiss company which, including its affiliated companies, owns 37% of the outstanding stock of the Company and is the beneficial owner (assuming the exercise of outstanding warrants) of 40.8% of the outstanding stock of the Company as of December 31, 1998 (see notes 4 and 15). The agreement provides that SVP International will aid and advise the Company in the operation of an information service and permit access to other foreign SVP information centers and the use of the SVP trademark and logo. The agreement shall continue in perpetuity, unless amended by the parties thereto. It provides that the Company will pay to SVP International royalties computed on an annual basis at the following rates: $18,000 per year, plus 1.2% of the gross profit from all publications included in the Company's gross revenues less than $10 million for such year, and 2% of the amount of the Company's nonpublishing gross revenues for each such year derived from the "FIND/SVP Service" in excess of $2 million but less than $4 million and 1% of the amount of such nonpublishing gross revenues in excess of $4 million but less than $10 million.
   Royalty charges under the agreement were $126,000, $131,000 and $137,000 in 1998, 1997 and 1996, respectively. Royalties accrued but unpaid were approximately $142,000 and $84,000 at December 31, 1998 and 1997, respectively, and are included in accrued expenses in the consolidated balance sheets. Additionally, SVP International charged the Company $50,000 during 1998 for management services rendered. This amount is included in accrued expenses as of December 31, 1998.
   The Company receives and renders information services to other members of the SVP network. Charges for such services are made at rates similar to those used for the Company's other clients.

(7) INCOME TAXES

The provision for income taxes consists of the following:

                                   1998        1997        1996
-------------------------------------------------------------------------------
Current:
   Federal                   $       --     (228,000)   (342,000)
   State and local                   --           --       6,000
-------------------------------------------------------------------------------
                                     --     (228,000)   (336,000)
-------------------------------------------------------------------------------
Deferred:
   Federal                      342,000     (983,000)    (52,000)
   State and local              102,000     (204,000)    (99,000)
-------------------------------------------------------------------------------
                                444,000   (1,187,000)   (151,000)
   Valuation allowance         (239,000)     519,000          --
-------------------------------------------------------------------------------
                                205,000     (668,000)   (151,000)
-------------------------------------------------------------------------------
                             $  205,000     (896,000)   (487,000)
===============================================================================

Income tax (benefit) expense differs from the amount computed by multiplying the statutory rate of 34% to income before income taxes due to the following:

                                   1998        1997        1996
-------------------------------------------------------------------------------
Income tax (benefit) expense
   at statutory rate              $327,000  (1,274,000)   (410,000)
Increase (reduction) in income
   taxes resulting from:
     State and local income
       taxes, net of Federal
       income tax benefit           97,000    (204,000)    (99,000)
     Nontaxable income             (30,000)    (34,000)    (33,000)
     Nondeductible expenses         31,000      18,000      38,000
     Expiring tax credits               --      93,000          --
     Other                          19,000     (14,000)     17,000
-------------------------------------------------------------------------------
                                   444,000  (1,415,000)   (487,000)
     (Decrease) Increase in
        Valuation allowance       (239,000)    519,000          --
-------------------------------------------------------------------------------
                                  $205,000    (896,000)   (487,000)
===============================================================================

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets, net of deferred tax liabilities at December 31, 1998 and 1997 are presented below:

                                                 1998         1997
-------------------------------------------------------------------------------
Deferred tax assets:
   Accounts receivable, principally due
     to allowance for doubtful accounts     $    46,000       52,000
   Leasehold improvements, principally
     due to differences in amortization         221,000      193,000
   Deferred compensation, principally
     due to accrual for financial
     reporting purposes                          85,000       76,000
   Federal net operating loss carryforward      440,000      465,000
   State and local net operating
     loss carryforward                          303,000      303,000
   Impairment loss                                  --       461,000
   Restructuring charge                          38,000       91,000
   Severance charges                            158,000           --
Deferred tax liability:
   Equipment, principally due to
     differences in depreciation               (248,000)    (154,000)
   Goodwill, principally due to
     difference in amortization                  (1,000)      (1,000)
-------------------------------------------------------------------------------
                                              1,042,000    1,486,000
Valuation allowance                            (280,000)    (519,000)
-------------------------------------------------------------------------------
   Net deferred tax assets                  $   762,000      967,000
================================================================================

Management of the Company has determined, based on the Company's history of prior years' operating earnings relating to its consulting and business advisory businesses, that a valuation allowance of $280,000 and $519,000 as of December 31, 1998 and 1997, respectively, was necessary due to the uncertainty of future earnings to realize the net deferred tax asset. Of the net deferred tax asset, $322,000 and $286,000 as of December 31, 1998 and 1997, respectively, has been classified as current.

(8) EMPLOYEE BENEFITS AND DEFERRED COMPENSATION

(A) PENSION PLANS--The Company established a 401(k) and profit sharing plan for all eligible employees. Participants may elect to defer up to 12% of their annual compensation which is subject to annual limitation as provided in Internal Revenue Code Section 415(d). The Company will contribute 20% of the employees' contributions up to 1% of their annual compensation. Profit sharing contributions are at the discretion of the Company. Participants vest in the employer's contribution at 20% after three years of service increasing by 20% for each additional year of service. The Company's contribution, accrued but unpaid, to this plan was $57,000 and $75,000 at December 31, 1998 and 1997, respectively.
   During 1997, the Company ceased funding its Target Benefit Pension Plan, and is in the process of terminating the plan, which will include filing for an IRS Determination Letter. As such, all participants were declared 100% vested on January 1, 1997. The Company had accrued $40,000 for estimated closing costs of the plan as of December 31, 1997. During 1998, the Company paid $9,000 of such costs, and $31,000 is included in accrued expenses as of December 31, 1998.

(B) DEFERRED COMPENSATION--The Company maintains deferred compensation agreements for two officers, with benefits commencing upon retirement, death or disability. Deferred compensation expense under these agreements was approximately $20,000, $21,000 and $25,000 in 1998, 1997 and 1996, respectively.

(C) EMPLOYMENT AGREEMENTS--Effective January 1, 1996, the Company entered into an employment agreement (the "Agreement") with the President of the Company. The Agreement terminates on December 31, 2001. The Agreement supersedes a May 1991 agreement and provides for a base salary with cost of living escalations. The agreement provides a performance bonus equal to 10% per annum of the pre-tax profits of the Company in excess of $1,000,000 for each year through the end of the Agreement. The Agreement was amended in December 1996 to limit the amount of bonus to a maximum of $250,000 in any year, and to pay a $50,000 cash bonus in each of January 1997 and January 1998. In addition, the Agreement contains certain severance provisions, as defined in the Agreement, entitling the President to receive compensation through the end of the Agreement upon termination without cause, or voluntary termination upon certain conditions, which includes the acquisition by a party of 30% or more of the outstanding shares of common stock of the Company or a change in the majority of incumbent Board members, and certain other occurrences. If termination occurs at a time when there is less than one year left in the Agreement, compensation will continue for a two-year period from the date of termination.
   During 1998, the Board amended the contract with the Company's President, to provide that at any time after the end of calendar year 1999, the President may elect to voluntarily leave the employ of the Company and receive the balance of his contract for the remaining term on his employment contract. The term of the contract runs through 2001.

   During February 1998, SVP, S.A. purchased additional shares of the Company. The purchase of the shares has triggered the change of control provisions in the above agreement. In consideration of SVP, S.A. providing two $1,000,000 letters of credit to secure the Company's debt agreements with a commercial bank during March 1998, the President has waived his rights related to the change of control provision in his Agreement, only as it relates to the holdings of SVP, S.A. and its affiliates, in the Company.
   Effective September 30, 1998, the Company accepted the resignation of an Executive Officer. In connection with his severance agreement, coupled with the signing of a release and agreement not to compete dated October 5, 1998, and the immediate return of his outstanding options, the Executive Officer will be receiving his then current compensation, including benefits, for the next two years. Accordingly, the Company has accrued $475,000 for severance and related costs to selling, general and administrative expenses at September 30, 1998.
   Severance arrangements for members of the Operating Management Group ("OMG") were agreed upon by the Board of Directors on January 25, 1999. The sense of the discussion was that severance agreements should be entered into with each of the members of the OMG providing for (a) a normal severance benefit for nine (9) months, which would be increased to one (1) year after the employee has served as a member of the OMG for a continuous period of two (2) years, in the event the employee's services are terminated without cause, and (b) a severance benefit of one (1) year in the event the separation from service is due to (i) a change in control, and (ii) the employee suffers, within one (1) year thereafter, either (A) a discontinuation of duties, or (B) an office change of at least 50 miles, or (C) a reduction in compensation, or (D) a termination of employment other than for cause. Severance agreements are currently being prepared.

(9) SUPPLEMENTAL CASH FLOWS INFORMATION

Cash paid for interest and income taxes during the years ended December 31, 1998, 1997 and 1996 was as follows:

                                  1998        1997         1996
-------------------------------------------------------------------------------
Interest                     $  292,000     383,000      270,000
================================================================================
Income taxes                 $      --        3,000      164,000
================================================================================


The Company had the following non-cash financing activities:
   In connection with the Company's sale of Published Research assets during 1998, the Company received a $550,000 four-year note.
   In March 1998, a $250,000 convertible note with a related party was converted into common stock.
   In connection with the Company's sale of ETRG's assets during 1997, the Company received a $125,000 two-year note (see note 13).
   During 1997, the Company issued 25,000 shares of common stock with a value of $37,000 to a third party for services rendered.
   During 1996, the Company issued 21,940 shares of common stock with a value of $40,000 to a third party for services rendered.
   During 1997, the Company recorded the cashless exercise of 8,000 options at $0.63 in exchange for 2,000 shares of common stock at prices ranging from $1.125 to $1.25. Such shares were held for a period of at least six months before the respective exchange. The value of these transactions was $2,000.
   During 1996, the Company recorded the cashless exercise of 275,686 options at prices ranging from $0.275 to $2.1875 in exchange for 51,041 shares of common stock at prices ranging from $2.125 to $3.00. Such shares were held for a period of at least six months before the respective exchange. The value of these transactions was $119,000.

(10) ACCRUED EXPENSES

Accrued expenses at December 31, 1998 and 1997 consisted of the following:

                                              1998         1997
-------------------------------------------------------------------------------
Accrued bonuses and
   employee benefits (note 8)          $   477,000      812,000
Accrued severance and
   retirement (notes 13 and 14)            694,000      233,000
Accrued expenses billed to clients         117,000      233,000
Accrued SVP royalty (note 6)               142,000       84,000
Other accrued expenses                     433,000      510,000
-------------------------------------------------------------------------------
                                       $ 1,863,000    1,872,000
===============================================================================

(11) LITIGATION

On May 30, 1997, Asset Value Fund Limited Partnership ("Asset Value"), a shareholder in the Company, commenced an action in the United States District Court for the Southern District of New York entitled Asset Value Fund Limited Partnership v. FIND/SVP, Inc. and Andrew P. Garvin, Civil Action No. 97 Civ. 3977 (LAK). The complaint alleged that between October 1995 and August 1996 the Company and its president made certain oral misstatements to Paul Koether, the principal of Asset Value, concerning the financial condition of the Company and that those misstatements induced Asset Value to buy more shares of the Company and to refrain from selling the shares it already held. The complaint alleged that those misstatements give rise to causes of action for violation of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and for fraud, breach of fiduciary duty and negligent misrepresentation. The complaint demanded compensatory damages in excess of $1.5 million and punitive damages in excess of $5 million, as well as costs and attorneys' fees.
   On August 13, 1997, the Company was served with an amended complaint which alleged that between January 1996 and August 1996, the Company and its president made certain misstatements concerning the financial condition of the Company and that those misstatements induced Asset Value to buy more shares of the Company and to refrain from selling the shares it already held. The amended complaint alleged that those misstatements give rise to causes of action for violation of
Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and for common law fraud. The complaint demanded compensatory and punitive damages in an amount to be determined at trial, as well as costs and attorneys' fees. On September 29, 1997, the Company and Mr. Garvin moved to dismiss the amended complaint.
   On December 3, 1997, Asset Value commenced an action in the Supreme Court of the State of New York, County of New York entitled Asset Value Fund Limited Partnership v. Brigitte De Gastines and Jean-Louis Bodmer, Index No. 606165/97. The defendants are two of the Company's directors. The complaint sought to remove the defendants as directors under New York Business Corporation Law 706(d) because of their alleged failure to attend meetings of the board and because they considered and approved financing transactions by the Company involving Amalia, S.A. and/or SVP, S.A which allegedly constituted self-dealing by the defendants. On December 30, 1997, the defendants removed this action to the United States District Court for the Southern District of New York.
   On January 20, 1998, Asset Value and the Company entered into a settlement agreement pursuant to which Asset Value dismissed with prejudice the two pending actions described above. Furthermore, Asset Value agreed that for five years neither Asset Value nor Paul Koether will purchase, either directly or indirectly, any shares of stock in the Company, or own or control, either directly or indirectly, any shares of stock in the Company. As part of the settlement, the Company purchased 274,400 shares of the Company's common stock from the plaintiff for $1.25 per share, totaling $343,000. The purchase price contained a premium of $0.50 per share over the closing trade price of the Company's common stock on the date of settlement, or $137,000. As a result of the above, the Company recorded treasury stock of $206,000 and expense of $137,000. The Company used proceeds from its insurance company of $495,000 to purchase the shares and to pay plaintiff and Company legal fees in the amount of $110,000 and $42,000, respectively. Accordingly, the Company recorded other income and other expense of $289,000, respectively, related to this matter, with the remaining balance of $206,000 offset against the aforementioned treasury stock repurchase amount, thus reducing the net treasury stock to zero. Of the 274,400 shares purchased by the Company, 200,000 shares were issued to SVP to convert the convertible note issued on January 15, 1998 into common stock and 74,400 shares were retired. SVP, S.A. purchased the remaining 625,600 shares held by Asset Value for $1.25 per share. In addition, the Company agreed that if within two years (a) the Company sells all or substantially all of its assets,
(b) the Company is merged into or combined with another company, (c) any person acquires a majority of the outstanding shares of the Company pursuant to a tender offer, (d) the Company is taken private, or (e) the Company undergoes a recapitalization or restructuring, and in any such case the shareholders of the Company receive consideration (whether cash, securities or otherwise) of more than $1.25 per share, then, immediately after the consummation of such transaction, the Company will pay to Asset Value an amount equal to 900,000 times the difference between $1.25 and the amount paid to the shareholders up to a maximum difference of $1.75 per share (i.e., a maximum price of $3.00 per share).

(12) IMPAIRMENT LOSS

During the fourth quarter of 1997, the Company decided to sell the majority of assets held in the Published Research Division, and, accordingly retained the services of an investment banking firm to effectuate the sale. As a result, the Company reported the carrying value of the assets held for sale at the lower of cost or their estimated net realizable values. As a result of the Company's decision, an impairment loss of $1,047,000 was recorded in December 1997. The Company presented the assets held for sale as a separate line item in its December 31, 1997 consolidated balance sheet. During 1998, the Company sold the aforementioned assets (see note 13).
   The aforementioned charge included write-downs of inventory of $517,000, fixed assets of $405,000, goodwill of $102,000 and deferred charges of $23,000. There are no cash implications relating to this charge.

(13) SALE OF ASSETS AND ASSET DISPOSAL

On July 2, 1998, the Company completed the sale of substantially all of the assets of its Published Research subsidiary pursuant to an Asset Purchase Agreement dated as of June 26, 1998. The Company recorded a $20,000 gain related to this sale. The assets included, among other things, the tangible and intangible assets, properties, rights and business of Published Research relating to the following product lines: (i) FIND/SVP Market Intelligence Reports; (ii) Packaged Facts Market Intelligence Reports; (iii) Specialists in Business Information Market Intelligence Reports; (iv) MarketLinks; (v) Ice Cream Report: The Newsletter for Ice Cream Executives; (vi) How to Find Market Research Online; (vii) Analyzing Your Competition; (viii) Finding Business Research on the Web; and (ix) ShareFacts. The Company received, in consideration of the sale, $1,250,000 in cash ($250,000 was received on June 29, 1998, and $1,000,000 was received on July 2, 1998), a Promissory Note (the "Note") in the amount of $550,000 and the purchaser assumed certain liabilities in the amount of $85,000. The Note bears interest at a rate of 8% per annum and is payable in four equal annual installments commencing June 26, 1999. Interest is payable annually with each installment of principal. The Company was granted a purchase money security interest in the assets, which is subordinate to a security interest in assets held by a lender of the purchaser. The Note is guaranteed by a principal of the purchaser. Prior to the sale, during 1998, revenues from the assets sold were $2,522,000.
   During the fourth quarter of 1997, the Company sold certain assets held in its Emerging Technologies Research Group ("ETRG"). The Company recorded a $28,000 loss related to this sale. In accordance with the terms of the Agreement, the Company received a two-year $125,000 Note bearing interest at an annual rate of 10% payable as follows: $31,250 plus accrued interest on May 4,1998, and quarterly principal payments of $15,625 plus accrued interest commencing on August 4, 1998, and on the fourth day of each November, February, May and August thereafter. The final payment is due November 4, 1999. To date, all payments have been received in a timely manner. The Company holds a security interest in the ETRG database as collateral for the Note. The purchaser also assumed various liabilities in connection with the transaction and the Company is receiving a 5% royalty for a two-year period on sales generated by the assets sold.
   During the fourth quarter of 1997, the Company ceased the consumer oriented operation of its FIND/SVP Internet Services, Inc. subsidiary. Accordingly, the Company recorded a charge of $500,000 in the fourth quarter of 1997 related to the closing of the subsidiary. The charge included $35,000 of severance, all of which was paid by March 31, 1998. The remainder of the charge included the write-down of certain assets of $408,000, $16,000 of shut-down costs paid in the first quarter of 1998, and rent expense of $41,000 for the first quarter of 1998 as the Company intended to sublease the space or be relieved of its obligation for 10,000 square feet of office space by the landlord during the second quarter of 1998. During the second quarter of 1998 the Company received payment of $75,000 from the landlord for giving up its rights to this portion of the lease. The Company also had rental expenses of $26,400 during the second quarter of 1998, prior to the agreement with the landlord. The $75,000 was recorded as Other Income and the $26,400 was recorded as other expenses.

(14) RESTRUCTURING CHARGES

On March 27, 1998, the Company reduced its full-time labor force in its core business by 20 positions. As a result the Company recorded a restructuring charge of $321,000 during the quarter ended March 31, 1998. The charge consisted mainly of severance payments, which will be fully paid by February 15, 1999, outplacement services and legal costs associated with the elimination of the positions. As of December 31, 1998, $16,000 related to this charge remains accrued but unpaid.

   In conjunction with the Company's decision to re-focus its efforts on its core competencies (see note 1(a)), the Company reduced its general and administrative staff on December 31, 1997. Accordingly, the Company recorded a $155,000 restructuring charge, primarily for severance costs, during the fourth quarter of 1997, all of which was paid in 1998.
   During the third quarter of 1996, the Company implemented a plan to restructure and consolidate operations, which included the reorganization of its operating units and a change in the method of marketing and cross-selling its various products. As a result, the Company recorded a pre-tax restructuring charge of $802,000 during the third quarter of 1996.
   The restructuring charge included a writedown of certain assets of $490,000, severance and retirement charges of $167,000, charges relating to marketing and planning materials which will not be used after the restructuring of $117,000 and charges for the consolidation and reduction of several small and unprofitable product groups of $28,000, of which $122,000 and $47,000 of the remaining severance and retirement payments has been included in accrued expenses at December 31, 1996 and 1997.

(15) SEGMENT REPORTING

   During 1998, 1997 and 1996 the Company operated primarily in two business segments in accordance with Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosure about Segments of an Enterprise and Related Information." The operating segments were: (i) Consulting and Business Advisory, which consists of QCS and SCRG; and (ii) Published Research Products, which consisted of Published studies, ETRG and various Newsletters.


In accordance with SFAS No. 131, the Company is disclosing the results of the operating segments for each of the three years below.

                                   Years Ended December 31,
(Amounts in thousands)             1998        1997        1996
-------------------------------------------------------------------------------
                                      $           $           $
-------------------------------------------------------------------------------
NET ASSETS
Consulting and
   Business Advisory             10,999       10,594       8,234
Published Research Products         705        1,887       4,326
All Other                            --           --         386
-------------------------------------------------------------------------------
   Total Net Assets              11,704       12,481      12,946
--------------------------------------------------------------------------------
REVENUES
Consulting and
   Business Advisory             25,456       25,959      24,172
Published Research Products       2,718        6,018       6,323
All Other                            --           50          30
-------------------------------------------------------------------------------
   Total Revenues                28,175       32,027      30,525
--------------------------------------------------------------------------------
OPERATING INCOME (LOSS)
Consulting and
   Business Advisory              1,313         (165)        914
Published Research Products          16       (2,295)     (1,739)
All Other                            --         (676)          1
--------------------------------------------------------------------------------
   Total Operating Income (Loss)  1,329       (3,136)       (824)
-------------------------------------------------------------------------------
DEPRECIATION AND AMORTIZATION
   INCLUDED ABOVE
Consulting and
   Business Advisory              1,002          885         764
Published Research Products          96          238         210
All Other                            --           24          --
--------------------------------------------------------------------------------
   Total Depreciation and
      Amortization                1,098        1,147         974
================================================================================

INDEPENDENT AUDITORS' REPORT

The Board of Directors
FIND/SVP, Inc.:


We have audited the accompanying consolidated balance sheets of FIND/SVP, Inc. and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FIND/SVP, Inc. and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP

New York, New York
February 22, 1999

MARKET FOR THE COMPANY'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

PRICE RANGE OF COMMON STOCK

The Company's Common Stock, par value $.0001 per share, ("Common Stock") is traded on the NASDAQ Small Cap Market under the symbol "FSVP". The following table sets forth the high and low closing sale prices for the Common Stock for the periods indicated.

Price Range                        High                  Low
-------------------------------------------------------------------------------
1998
Common Stock
1st Quarter                        1 3/16                11/16
2nd Quarter                        1 3/8                 29/32
3rd Quarter                        1 7/16                13/16
4th Quarter                        1 1/8                 19/32

1997
Common Stock
1st Quarter                        2                     1 1/4
2nd Quarter                        1 1/2                 1 3/16
3rd Quarter                        1 3/8                 1
4th Quarter                        1 9/32                3/4
-------------------------------------------------------------------------------

On December 31, 1998, there were approximately 937 holders of record of the Common Stock. Such numbers do not include shares held in "street name."

On April 27, 1999, the Company received notification from the NASDAQ Stock Market, Inc. ("NASDAQ") that the Company was not in compliance with NASDAQ's $1.00 minimum bid price requirement; the shares of the Company's Common Stock having closed below the minimum bid price for 30 consecutive business days. To regain compliance with this standard the Company's common shares must have a closing bid price at or above $1.00 for ten consecutive trading days within the 90 calendar day period following the advent of non-compliance. If compliance is not met, NASDAQ will issue a delisting letter which will identify the review procedures. The Company may request a review at that time, which will generally stay delisting. The Company had also been notified on January 21, 1999 and during the first quarter of 1998 for the same reason. However with respect to those notifications, the Company's common shares met the required minimum bid price for ten consecutive trading days.
   The Company's failure to meet NASDAQ's maintenance criteria in the future may result in the discontinuance of the inclusion of its securities in NASDAQ. In such event, trading, if any, in the securities may then continue to be conducted in the non-NASDAQ over-the-counter market in what are commonly referred to as the electronic bulletin board and the "pink sheets". As a result, an investor may find it more difficult to dispose of or to obtain accurate quotations as to the market value of the securities. In addition, the Company would be subject to a Rule promulgated by the Securities and Exchange Commission that, if the Company fails to meet criteria set forth in such Rule, imposes various practice requirements on broker-dealers who sell securities governed by the Rule to persons other than established customers and accredited investors. For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transactions prior to sale. Consequently, the Rule may have an adverse effect on the ability of brokers-dealers to sell the securities, which may affect the ability of shareholders to sell the securities in the secondary market.

DIVIDEND HISTORY AND POLICY
The Company has never paid cash dividends on its Common Stock and anticipates that, for the foreseeable future, it will continue to follow a policy of retaining earnings to finance the expansion and development of its business. The Company's debt agreements restrict the payment of dividends.

THERE IS ALWAYS SOMEONE
WHO KNOWS AT FIND/SVP

Founded in 1969, FIND/SVP provides fully integrated research, advisory and business intelligence services in a broad range of disciplines and industries. FIND/SVP -- one resource, all the answers.

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CORPORATE DATA

OFFICERS:

KENNETH A. ASH
Vice President--International Strategic Research

JEAN-LOUIS BODMER
Managing Director

ERIC CACHART
Managing Director

PETER M. CARLEY
Vice President --
Human Resources

VICTOR L. CISARIO
Vice President,
Chief Financial Officer, Secretary and Treasurer

BRIGITTE DE GASTINES
Chairperson of the Board and Managing Director

ANDREW P. GARVIN
President and Chief Executive Officer

STEPHAN B. SIGAUD
Vice President --
Client Services


--------------------------------------------------------------------------------
DIRECTORS:

JEAN-LOUIS BODMER
Vice President -- Finance and New Technologies, SVP S.A., an information and consulting service firm

HOWARD S. BRESLOW, ESQ.
Breslow & Walker LLP, a New York-based law firm

ERIC CACHART
Vice President -- Development and Client Services, SVP S.A., an information and consulting service firm

FREDERICK H. FRUITMAN
Managing Director, Loeb Partners Corporation, an investment banking firm

ANDREW P. GARVIN
President and
Chief Executive Officer

BRIGITTE DE GASTINES
Chairperson of the
Board, President, SVP International and SVP, S.A., an information and consulting service firm

--------------------------------------------------------------------------------

TRANSFER AGENT & WARRANT AGENT:

AMERICAN SECURITIES
TRANSFER, INCORPORATED
1825 Lawrence Street
Denver, CO 80202

AUDITORS:

DELOITTE & TOUCHE LLP
Two World Financial Center
New York, NY 10281-1414

LEGAL COUNSEL:

BRESLOW & WALKER LLP
767 Third Avenue
New York, NY 10017

REPORTS TO SEC:

Reports to the S.E.C. on forms 10-K and 10-Q are available at no charge upon written request to the Chief Financial Officer.

COMMON STOCK:

The Company's common shares are traded on NASDAQ, ticker symbol FSVP.

THIS ANNUAL REPORT CONTAINS FORWARD- LOOKING STATEMENTS ABOUT THE RESULTS FIND/SVP IS STRIVING TO ACHIEVE. REALIZATION OF THESE GOALS INVOLVES RISKS AND UNCERTAINTIES, INCLUDING THE SUCCESS OF THE COMPANY'S GROWTH STRATEGIES AND OBJECTIVES. ACTUAL RESULTS MAY BE DIFFERENT FROM THOSE DISCUSSED HEREIN.

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NASDAQ: FSVP